EXHIBIT 10(a)

Execution

$50,000,000
Illinois Finance Authority
Gas Supply Refunding Revenue Bonds, Series 2005A
(The Peoples Gas Light and Coke Company Project)

__________________________________
Contract of Purchase
__________________________________

January 19, 2005

Illinois Finance Authority
180 N. Stetson Avenue
Suite 2555 - Two Prudential Plaza
Chicago, Illinois 60601

The Peoples Gas Light and Coke Company
130 East Randolph Drive
Chicago, Illinois 60601

Ladies and Gentlemen:

The undersigned, LaSalle Capital Markets, A Division of ABN AMRO Financial Services, Inc. (the "Senior Manager"), BNY Capital Markets, Inc. and Loop Capital Markets, LLC (each individually, an "Underwriter" and collectively, the "Underwriters"), hereby offer to enter into this Contract of Purchase with the Illinois Finance Authority (the "Issuer") and The Peoples Gas Light and Coke Company, an Illinois corporation (the "Company"). Upon the acceptance of this offer by the Issuer and the Company and the execution of this Contract of Purchase by the Issuer and the Company, this Contract of Purchase will become effective and a binding agreement among the Issuer, the Company and the Underwriters.

The Underwriters are authorized, and hereby represent and warrant that they are authorized to execute this Contract of Purchase and have full authority to take such action as they may deem advisable with respect to all matters pertaining to this Contract of Purchase. Each Underwriter hereby severally represents to the Issuer and the Company that it is registered and in good standing under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") as a municipal securities dealer.

Section 1.  Purchase and Sale of the Bonds; Delivery by Underwriters. On the basis of the warranties, representations and agreements contained herein, the Underwriters agree, jointly and severally, to purchase from the Issuer, and the Issuer agrees to issue and sell to the Underwriters, at a purchase price of one hundred percent (100%) of the principal amount thereof, all of the $50,000,000 aggregate principal amount of Illinois Finance Authority Gas Supply Refunding Revenue Bonds, Series 2005A (The Peoples Gas Light and Coke Company Project) (the "Bonds"). The Bonds are being issued for the purpose of refunding the $50,000,000 aggregate principal amount of City of Chicago, Illinois Gas Supply Refunding Revenue Bonds, 1995 Series A (The Peoples Gas Light and Coke Company Project) (the "Refunded Bonds").

The Bonds shall have the terms and conditions as described in Schedule I attached hereto and in the Official Statement of the Issuer, to be dated on or about the date of this Contract of Purchase (such Official Statement, including all appendices thereto and documents incorporated therein by reference, is the "Official Statement"). The Official Statement is substantially in the form of the Preliminary Official Statement dated January 10, 2005 (including all appendices thereto and the documents incorporated therein by reference, the "Preliminary Official Statement"). The Bonds shall be issued and secured pursuant to an Indenture of Trust, dated as of January 1, 2005 (the "Indenture"), between the Issuer and The Bank of New York Trust Company, N.A., as Trustee (the "Trustee"). Concurrently with the execution and delivery of the Indenture, there is to be executed and delivered a supplemental indenture for the First Mortgage Bonds (as defined below), dated as of January 1, 2005 (the "First Mortgage Supplemental Indenture"), supplementing the Company's Mortgage Indenture dated January 2, 1926 (said Mortgage Indenture as heretofore supplemented and amended and as supplemented by the First Mortgage Supplemental Indenture being referred as the "Mortgage"). Concurrently with the issuance and sale of the Bonds on the Settlement Date (hereinafter defined), the Company will deliver to the Trustee its First and Refunding Mortgage Multi-Modal Bonds, Series RR (the "First Mortgage Bonds"), as provided in a loan agreement for the First Mortgage Bonds dated as of January 1, 2005, between the Company and the Issuer (the "Loan Agreement"). The Company and the Trustee also will enter into the Continuing Disclosure Undertaking, dated as of January 1, 2005 (the "Continuing Disclosure Agreement"). The Issuer, the Company and the Trustee also will enter into the Tax Exemption Certificate and Agreement, dated January 1, 2005 (the "Tax Agreement").

Section 2.  Closing; Settlement; Payment and Delivery.

(a) Subject to the conditions set forth in this Contract of Purchase, the closing (the "Closing") for the Bonds, shall take place at approximately 10:00 a.m., Chicago time, on January 25, 2005 (the "Closing Date") at the offices of Chapman and Cutler LLP ("Bond Counsel"), 111 West Monroe Street, Chicago, Illinois (or at such other time, date and place as the Issuer, the Company and the Underwriters mutually agree). At the Closing, the certificates, opinions and other documents required by Section 7(e) hereof shall be executed and delivered.

(b) Assuming that the Closing is completed in accordance with the provisions hereof, then the settlement (the "Settlement") of the issuance and sale of the Bonds shall take place at approximately 10:00 a.m., Chicago time, on June 1, 2005 (the "Settlement Date") at the offices of Bond Counsel (or at such other time, date and place as the Issuer, the Company and the Underwriters mutually agree). At the Settlement, the Issuer shall deliver or cause to be delivered to, or for the account of, The Depository Trust Company ("DTC"), as securities depository, for the account of the Underwriters, a single certificate for the Bonds, representing the total principal amount of the Bonds, registered in the name of Cede & Co., as nominee for DTC and the Company will deliver to the Underwriters the documents as set forth in Section 8(e) hereof.

(c) The Underwriters will accept delivery of the Bonds and pay the purchase price therefor at the Settlement by wire transfer or by certified bank check or draft payable to the order of the Trustee, for the account of the Issuer, in federal or other immediately available funds for deposit under the terms of the Indenture, delivered to the Trustee at the Settlement, in an aggregate amount equal to the purchase price of the Bonds pursuant to Section 1 hereof. On the Closing Date, the Underwriters shall be reimbursed for certain expenses in an amount to be mutually determined by the Company and the Underwriters and on the Settlement Date the Underwriters shall receive an underwriting fee as set forth on Schedule I attached hereto plus reimbursement of certain additional expenses in an amount to be mutually determined by the Company and the Underwriters.

Section 3.  Representations of the Issuer. The Issuer represents and warrants to the Underwriters and the Company that:

(a) The Issuer is a body politic and corporate of the State of Illinois (the "State") created and existing under the Illinois Finance Authority Act, as amended from time to time (the "Act").

(b) The Issuer is authorized under the laws of the State, including particularly the Act, to (i) issue the Bonds for the purposes for which they are to be issued, as set forth in the Official Statement; (ii) lend the proceeds of the Bonds to the Company for the purposes set forth in the Loan Agreement; (iii) enter into this Contract of Purchase, the Indenture, the Loan Agreement and the Tax Agreement; and (iv) pledge and assign to the Trustee the payments to be made by the Company under the Loan Agreement and the First Mortgage Bonds and the Issuer's rights under the Loan Agreement (other than certain unassigned rights) as security for the payment of the principal of and interest on the Bonds.

(c) The Issuer has full power and authority to consummate the transactions contemplated to be consummated by it in this Contract of Purchase, the Indenture, the Loan Agreement, the Tax Agreement and the Official Statement, and the Issuer has duly authorized and approved the execution and delivery of the same as well as any and all such other agreements and documents as may be required to be executed, delivered or received by the Issuer in order to carry out, give effect to and consummate the transactions contemplated herein and in the Official Statement.

(d) The Bonds, when issued, delivered and paid for as provided herein and in the Indenture will have been duly authorized and issued and will constitute valid and binding limited obligations of the Issuer enforceable in accordance with their terms and entitled to the benefits and security of the Indenture and the Loan Agreement (subject in each instance to applicable bankruptcy, reorganization, insolvency, moratorium or other similar law or laws affecting the enforcement of creditors' rights generally or relating to a public body such as the Issuer, as from time to time in effect, and further subject to the availability of applicable equitable principles). Under no circumstances shall the Bonds and the interest thereon be or become an indebtedness or obligation of the State, within the purview of any constitutional or statutory limitation or provision, or a charge against the credit of, or a pledge of the taxing power of, the Issuer, the State or any political subdivision thereof. The Bonds shall be limited obligations of the Issuer, and no taxes are required to be levied for the payment of principal, premium, if any, and interest on the Bonds; such principal of, premium, if any, and interest on the Bonds being payable (except as otherwise provided in the Indenture) solely out of moneys to be received by the Issuer as proceeds from the sale of the Bonds or payments or prepayments payable under the Loan Agreement and the First Mortgage Bonds, from certain amounts on deposit with the Trustee pursuant to the Indenture and from certain income, if any, from the temporary investment of any of the foregoing. The Issuer does not have the power to levy taxes for any purpose whatsoever, including, but not limited to payment of principal of, premium, if any, and interest on the Bonds.

(e) The execution and delivery by the Issuer of this Contract of Purchase, the Bonds, the Indenture, the Loan Agreement, the Tax Agreement and other documents contemplated herein or in the Official Statement to be executed and delivered by the Issuer, and compliance by the Issuer with their provisions, and the assignment of the Loan Agreement (other than certain unassigned rights) and the First Mortgage Bonds to the Trustee, do not and will not, in any material respect, conflict with or constitute on the part of the Issuer a breach of or a default under any existing law, court or administrative regulation, decree, order, agreement, indenture, mortgage or lease by which the Issuer is or may be bound; provided, no representation is made with respect to Federal or State securities laws, rules or regulations.

(f) The information relating to the Issuer under the heading "THE ISSUER" contained in the Preliminary Official Statement as of its date does not, and such information to be contained in the Official Statement as of the Closing Date and the Settlement Date will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(g) Except as may be set forth in the Official Statement, there is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending or, to the knowledge of the Issuer, threatened against or affecting the Issuer (as to which the Issuer has received service of process) or, to the actual knowledge of the Issuer, threatened against or affecting the Issuer (or to the actual knowledge of the Issuer, any meritorious basis therefor) wherein an unfavorable decision, ruling or finding would (i) adversely affect the transactions contemplated herein or in the Official Statement, (ii) adversely affect the validity or enforceability against the Issuer of the Bonds, the Indenture, the Loan Agreement, the Tax Agreement, this Contract of Purchase or any other agreement or instrument to which the Issuer is a party and which is used or contemplated for use in the consummation by the Issuer of the transactions contemplated herein or in the Official Statement or (iii) question the exclusion of the interest on the Bonds from gross income for federal income tax purposes.

(h) Neither the corporate existence of the Issuer nor the right of the members of the Issuer to their offices nor the title of the officers of the Issuer to their respective offices are being contested and no grant of authority or outcome of proceeding of the Issuer for the issuance of the Bonds has been repealed, revoked or rescinded.

(i) The Issuer agrees to cooperate reasonably with the Underwriters and their counsel in any endeavor to qualify the Bonds for offering and sale under the securities or "blue sky" laws of such jurisdictions of the United States as the Underwriters may request; provided, however, that the Issuer shall not be required with respect to the offer or sale of the Bonds to consent to suit or to consent to service of process in any jurisdiction or take any action which it deems unreasonably burdensome and shall not be deemed to have made any representations with regard to securities or "blue sky" laws of any State or the securities laws of the United States. The Issuer shall not be obligated to pay expenses or costs (including legal fees) incurred in connection with such qualification.

(j) Any certificate signed by an authorized officer of the Issuer and delivered to the Underwriters shall be deemed a representation and warranty by the Issuer to the Underwriters as to the statements made therein.

(k) The section headed "THE ISSUER" in the Preliminary Official Statement was "deemed final" (except for permitted omissions) by the Issuer as of its date within the meaning of Rule 15c2-12 (the "Rule").

Section 4.  Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Underwriters and the Issuer that:

(a) The Company (i) is a corporation duly incorporated, presently existing and in good standing in the State of Illinois, (ii) is duly qualified to transact business and is in good standing in every state where its ownership of property or the conduct of business requires that it be so qualified, other than where the failure to be so qualified would not cause a material adverse affect upon the condition (financial or otherwise), results of operations, business or properties of the Company, (iii) is not in violation of any provision of its Charter or its By-laws or in default under any consent decree, or in default with respect to any material provision of any lease, loan agreement, franchise, license, permit or other contract obligation to which it is a party, and there does not exist any state of facts which constitutes an event of default as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default, in each case except for defaults which neither singly nor in the aggregate would have a material adverse effect upon the condition (financial or otherwise), results of operations, business or properties of the Company, (iv) has full corporate power to own its properties and conduct its business, (v) is not currently in default as to principal or interest on any debt instrument, (vi) has full legal right, power and authority to enter into this Contract of Purchase, the Loan Agreement, the Continuing Disclosure Agreement and the First Mortgage Supplemental Indenture and to issue its First Mortgage Bonds and consummate all transactions contemplated by the Loan Agreement, the First Mortgage Supplemental Indenture, the

Continuing Disclosure Agreement and this Contract of Purchase and (vii) by proper corporate action has duly authorized the execution and delivery of the Loan Agreement, the First Mortgage Supplemental Indenture, the Continuing Disclosure Agreement and this Contract of Purchase. A certified copy of the First Mortgage Indenture (other than the supplements thereto) and the First Mortgage Supplemental Indenture and a photocopy of the First Mortgage Bonds as executed will be delivered to the Underwriters by the Company on the Closing Date for recording prior to the Settlement Date.

(b) The Company has previously delivered to the Underwriters a true and complete copy of its Charter and By-Laws, and said Charter and By-Laws have not been modified or amended and are in full force and effect as of the date hereof.

(c) The Company hereby confirms that the Preliminary Official Statement was "deemed final" (except for the omission of no more than the information described in subsection (b)(1) of the Rule) as of its date for purposes of the Rule.

(d) The information in (i) Appendix A (including all material incorporated by reference therein) to the Preliminary Official Statement and the Official Statement and (ii) the Preliminary Official Statement and the Official Statement under the headings "INTRODUCTORY STATEMENT", "PLAN OF FINANCE", "THE BONDS", "THE FIRST MORTGAGE BONDS AND THE FIRST MORTGAGE INDENTURE", "THE AGREEMENT", "THE INDENTURE", and "RATINGS" (with respect to the Company) was accurate, as of the date of the Preliminary Official Statement, and will be accurate, as of the date of the Official Statement (or in the case of material incorporated by reference as of the date such information is stated to be given) in all material respects for the purpose for which its use is authorized, and such information as of the date of the Preliminary Official Statement did not, and the Official Statement as of its date (or in the case of material incorporated by reference as of the date such information is stated to be given) or as of the Closing Date or the Settlement Date will not, include any untrue statement of a material fact or omit to state any material fact which should be included therein for the purpose for which it is to be used or which is necessary to make such statements and information therein, in the light of the circumstances under which they are or were made, not misleading. The Company hereby consents to the use by the Underwriters of the Preliminary Official Statement and the Official Statement containing such statements and information. The Company further represents and warrants that the consummation of the transactions contemplated in the Official Statement and herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is now a party.

(e) The auditors who have expressed their opinions with respect to the financial statements and schedules of the Company included or incorporated by reference in the Official Statement are independent public accountants within the meaning of the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations thereunder.

(f) The financial statements and schedules of the Company included or incorporated by reference in Appendix A to the Official Statement present fairly the financial position of the Company as of the respective dates of such financial statements, and the results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the supporting schedules included in the documents incorporated by reference in Appendix A to the Official Statement present fairly the information required to be stated therein.

(g) The Company has not, since September 30, 2004, incurred any material liabilities and there has been no material adverse change in the financial position of the Company other than as set forth or incorporated in the Official Statement.

(h) The Company will not take or omit to take any action which will result in the proceeds from the sale of the Bonds being applied in a manner inconsistent with the provisions of the Indenture or the Loan Agreement.

(i) Except as set forth in the Official Statement, there is no action, suit or proceeding, or, to the knowledge of the Company, any inquiry or investigation at law or in equity or before or by any public board or body pending or, to its knowledge, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the condition (financial or otherwise), results of operations, business or properties of the Company or the transactions described herein or in the Official Statement or on the validity or enforceability of the Bonds, the Loan Agreement, the First Mortgage Supplemental Indenture, or this Contract of Purchase.

(j) The Loan Agreement, the First Mortgage Supplemental Indenture, the Continuing Disclosure Agreement and this Contract of Purchase, when executed and delivered by the Company, will be the legal, valid and binding obligations of the Company enforceable against it in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

(k) The execution and delivery of this Contract of Purchase and the documents relating to the Bonds to which the Company is a party, have been duly authorized by the Company, and such execution and delivery, and the performance by the Company of its obligations thereunder and hereunder, do not and will not violate the Company's Charter or By-Laws, or any court order by which the Company is bound, and such actions do not and will not constitute a default under any agreement, indenture, mortgage, lease, note or other obligation or instrument to which the Company is a party, or violate any order, rule or regulation applicable to the Company of any court or regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties, or any order of any court or governmental agency or authority entered in any proceeding to which the Company was or is now a party or by which it is bound, and other than such as have previously been obtained and are in full force and effect, no approval or other action by any governmental authority or agency is required in connection with the execution, delivery and performance thereof.

(l) The Company is eligible as an issuer to file registration statements relating to its nonconvertible debt securities on Form S-3 under the Securities Act.

(m) The Company has filed all documents with the Securities and Exchange Commission (the "SEC") that it has been required to file pursuant to Section 13, 14 or 15(d) of the Exchange Act on or prior to the date hereof.

(n) Except as set forth in the Official Statement, the conduct of the business of the Company is in compliance in all respects with applicable federal, state and local laws and regulations, except where the failure to be in compliance is not reasonably expected to have a material adverse effect upon the condition (financial or otherwise), results of operations, business or properties of the Company. Except as set forth in the Official Statement, the Company has valid and sufficient grants, franchises, miscellaneous permits and easements, free from unduly burdensome restrictions, adequate for the conduct of its business.

Section 5.  Covenants of the Company. The Company covenants and agrees with the Underwriters and the Issuer that:

(a) The Company will advise the Underwriters and the Issuer, promptly upon its obtaining knowledge thereof, of the institution of any proceedings by any governmental agency or otherwise affecting the use of the Official Statement in connection with the initial sale and distribution of the Bonds.

(b) If, in connection with the initial distribution of the Bonds, at any time from and after the date hereof and for so long as any Underwriter is required to send an Official Statement to a customer pursuant to paragraph (b)(4) of the Rule, but in no event later than 120 days after the Settlement Date, any event occurs as a result of which the Official Statement as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly upon learning of such event, will cooperate with the Underwriters and the Issuer in preparing an amendment or supplement which will correct such statement or omission. If the Official Statement is so supplemented or amended prior to the Settlement, such approval by the Underwriters and the Issuer of a supplement or amendment to the Official Statement shall not preclude the Underwriters from thereafter terminating this Contract of Purchase if, in the reasonable judgment of the Underwriters, such amendment or supplement has or will have a material adverse effect on the marketability of the Bonds. The Company's filings with the Securities and Exchange Commission, after the date of the Official Statement and prior to the Settlement Date, will be incorporated by reference into the Official Statement upon filing thereof without requiring the preparation and delivery of an updated Official Statement.

(c) The Company will furnish or cause to be furnished to the Underwriters and the Issuer copies of the Official Statement and all amendments and supplements to such document, as soon as available and in such quantities as the Underwriters and the Issuer reasonably request. The foregoing notwithstanding, copies of the Official Statement shall be furnished to the Underwriters as soon as practicable after the date of the acceptance and approval of this Contract of Purchase by the Issuer and the Company (but, in any event, not later than within seven business days after such date and in sufficient time to accompany any confirmation that requests payment from any customer) in a form that is complete as of the date of its delivery to the Underwriters and in such quantities as the Underwriters shall request in order for the Underwriters to comply with paragraph (b)(4) of the Rule and the rules of the Municipal Securities Rulemaking Board.

(d) The Company will cooperate with counsel for the Underwriters in obtaining the qualification of the Bonds for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Underwriters designate and will cooperate in continuing such qualification in effect so long as required for the distribution of the Bonds, but the Company will not be required to qualify to do business in any jurisdiction where it is not now so qualified.

(e) In accordance with Section 9 hereof, the Company will pay all expenses incident to the performance of its obligations under this Contract of Purchase and the fulfillment of the conditions imposed hereunder, including but not limited to the cost of printing, engraving and delivering the Bonds, printing or duplicating of the Indenture, the First Mortgage Supplemental Indenture, and related documents, the Preliminary Official Statement, the Official Statement and any amendments or supplements thereto, and the Loan Agreement, in reasonable quantities for sales promotional purposes, costs incurred in connection with the delivery of same-day funds, and the reasonable fees and expenses of Bond Counsel and of counsel for the Issuer and will reimburse the Underwriters and the Issuer for any expenses (including reasonable fees and disbursements of counsel) incurred by them in connection with qualification of the Bonds for sale in, and determination of their eligibility for investment under the laws of, such jurisdictions as the Underwriters designate, and for any fees charged by investment rating agencies for the rating of the Bonds. The Company also shall reimburse the Underwriters for certain expenses in accordance with Section 2(c) hereof. Subject to the provisions of Section 2(c) hereof, the Underwriters shall pay the fees and disbursements of counsel retained by the Underwriters, except in the event the Underwriters do not purchase the Bonds for reasons other than the Underwriters' breach of this Agreement, in which case such fees and disbursements of counsel will be paid by the Company.

(f) The Company will deliver to the Issuer and the Underwriters upon request copies of documents of the Company incorporated by reference into the Official Statement and all documents to which Section 5(g) hereof refers at such times and in such quantities as are necessary to enable the Underwriters to satisfy requests for such information, and enable the Underwriters to make such documents available for inspection, as described in the Official Statement.

(g) During the period commencing on the date hereof and for so long as any Underwriter is required to send an Official Statement to a customer pursuant to paragraph (b)(4) of the Rule (but in no event later than 120 days after the Settlement Date), the Company will, promptly after filing any document with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act, furnish a copy thereof to the Issuer and the Underwriters.

(h) The Company will pay a fee to the Issuer on the Settlement Date in an amount equal to $185,000 by wire transfer or by certified check, in federal or other immediately available funds delivered to the Issuer on the Settlement Date.

(i) The Company hereby ratifies the use and distribution by the Underwriters of the Preliminary Official Statement and approves the form of and authorizes the Underwriters to prepare, use and distribute the Official Statement in final form, and any supplements or amendment thereto, in connection with the public offering and sale of the Bonds. The Company agrees to execute the Official Statement in such final form as soon as possible at the discretion of the Underwriters.

Section 6.  Representations, Warranties and Covenants of the Underwriters.

(a) The Underwriters represent and warrant to the Issuer and the Company that:

(i) Each is a member of the National Association of Securities Dealers, Inc., and is licensed by the Illinois Department of Securities in the office of the Secretary of State of the State of Illinois as a broker-dealer.

(ii) The information in the Preliminary Official Statement and the Official Statement under the caption "Underwriting" and any written information furnished by the Underwriters specifically for use in the Preliminary Official Statement and the Official Statement was accurate as of the date of the Preliminary Official Statement and will be accurate as of the date of the Official Statement in all material respects for which its use is authorized, and such information as of the date of the Preliminary Official Statement did not, and the Official Statement as of its date or as of the Closing Date will not, include any untrue statement of a material fact or omit to state any material fact which should be included therein for the purpose for which it is to be used or which is necessary to make such information, in light of the circumstances under which such information is presented, not misleading.

(iii) No Underwriter has given any information or made any representation in connection with the underwriting of the Bonds other than as contained in the Preliminary Official Statement or the Official Statement, including the Appendices thereto.

(iv) The Underwriters will notify the Issuer and the Company as to when no Underwriter is required to send an Official Statement to a customer pursuant to paragraph (b)(4) of the Rule.

(v) The Bonds will be offered in accordance with applicable state and federal laws.

(vi) This Contract of Purchase, when executed by the Underwriters and accepted by the Issuer and the Company, will be a valid and binding obligation of the Underwriters.

(b) The Underwriters covenant to the Issuer and the Company as follows:

(i) to offer the Bonds only pursuant to the Official Statement and shall not make any statements in connection with the offering and sale of the Bonds that go beyond or are inconsistent with the information contained in the Official Statement;

(ii) to comply with all applicable registration and qualification requirements applicable to the Underwriters or the Bonds under any securities or Blue Sky Law of any jurisdiction in which such registration or qualification is required;

(iii) to not make any untrue or misleading statement in connection with the offering and sale of the Bonds and shall ensure that all information contained in the Official Statement under the caption "Underwriting" is true and correct in all material respects, does not contain any untrue statement of a material fact and does not omit any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; and

(iv) to perform its responsibilities as an underwriter of the Bonds under applicable federal and state securities laws, including, without limitation, its obligation to review the official statement in a professional manner and to make such investigation as appropriate in order to have a reasonable basis for concluding that the Official Statement does not contain any untrue statement of a material fact and does not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) To the extent permitted by law, the Underwriters shall advise the Issuer and the Company if at any time during the underwriting period (as defined by Rule 15c2-12 of the Securities Exchange Act of 1934, as amended) for the Bonds there is any reason for the Underwriters to believe that the Official Statement then contains any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, and in such case the Issuer, the Underwriters and Company shall take such steps as may be appropriate to amend or supplement the Official Statement.

Section 7.  Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to be performed hereunder will be subject to the accuracy, as of the respective dates of acceptance of this Contract of Purchase by the Company and the Issuer and as of the Closing Date as if made on the Closing Date, of the representations herein on the part of the Issuer and the Company; to the accuracy of the statements of officials of the Issuer and the

Company made pursuant to the provisions hereof; to the performance by the Issuer and the Company of their respective obligations hereunder and to the following additional conditions precedent:

(a) The Indenture and the Loan Agreement have been duly authorized and executed by the respective parties thereto and shall not have been amended, modified or supplemented except as may have been agreed to in writing by the Underwriters;

(b) The First Mortgage Supplemental Indenture, in substantially the form delivered to the Underwriters concurrently with the execution hereof, shall have been duly authorized and executed by the respective parties thereto and shall not have been amended, modified or supplemented except as may have been agreed to in writing by the Underwriters;

(c) Subsequent to the Issuer's and the Company's acceptance of this Contract of Purchase and prior to the Closing Date:

(i) there shall not have occurred any change, or any development involving a prospective change not set forth in or contemplated by the Official Statement in or affecting particularly the business, properties, financial position, or results of operations of the Company which, in the reasonable judgment of the Senior Manager, materially impairs the investment quality of the Bonds; or

(ii) the market price of the Bonds, or the market price of general credit or revenue obligations issued by states or political subdivisions thereof, or the market price of revenue obligations of the character of the Bonds shall (in the reasonable judgment of the Senior Manager) not have been materially and adversely affected by reason of the fact that:

(A) legislation shall have been enacted by the Congress, or passed by either House of the Congress, or introduced in either House of the Congress with a proposed effective date prior to the Closing Date or the Settlement Date, or recommended to the Congress for passage by the President of the United States, or favorably reported for passage to either House of the Congress by any committee of such House to which such legislation has been referred for consideration, or

(B) a decision shall have been rendered by a court established under Article III of the Constitution of the United States, or the United States Tax Court, or

(C) the Treasury Department of the United States or the Internal Revenue Service shall have made or proposed an order, ruling or regulation or shall have caused an official statement to be published in the Federal Register or any other official publication of the Treasury Department of the United States or the Internal Revenue Service,

in each such case with the purpose or effect, directly or indirectly, of causing such interest as would be received by the owners (other than a "substantial user" or "related person" within the meaning of Section 103(b)(13) of the Internal Revenue Code of 1954, as amended) of the Bonds to be includable in the gross income of such owners for purposes of federal income taxation or of imposing federal income taxation upon such payments as would be received by the Issuer under the Loan Agreement or the First Mortgage Bonds; or

(iii) The marketability of the Bonds or their market price shall not have been, in the reasonable judgment of the Senior Manager, materially adversely affected by (1) an outbreak or escalation of hostilities or other calamity or crisis, (2) a general suspension of or material limitation on trading on the New York Stock Exchange or other national securities exchange, the establishment of minimum prices on such exchange or the declaration of a general banking moratorium by the authorities of the United States or the State of Illinois, (3) a downgrading or withdrawal by a national rating service of a long-term rating of the Insurer (hereinafter identified) or the long-term secured debt rating of the Company, or an announcement by such a service that it is considering such a downgrading or withdrawal, (4) an amendment or supplement to the Official Statement or (5) the establishment of any new restrictions on transactions in securities materially affecting the free market for securities (including the imposition of any limitations on interest rates) or the extension of credit by, or the charge to the net capital requirements of, underwriters established by the New York Stock Exchange or other national securities exchange, the SEC, any other Federal or state agency or the United States Congress, or by Executive Order;

(d) Between the date hereof and the Closing Date, no order, decree or injunction of any court of competent jurisdiction, nor any order, ruling, regulation or administrative proceeding by any governmental body or board shall have been issued or commenced, nor shall any legislation have been enacted, with the purpose or effect of prohibiting the issuance, offering or sale of the Bonds as contemplated hereby or by the Official Statement or prohibiting the execution or performance of the Indenture, the Loan Agreement, the First Mortgage Supplemental Indenture or the Mortgage in accordance with their respective terms or requiring the registration of the Bonds or the First Mortgage Bonds under the Securities Act or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); and

(e) The Underwriters shall have received the following on the Closing Date:

(i) Copies of the Indenture, the Loan Agreement, this Contract of Purchase, the Continuing Disclosure Agreement, the Tax Agreement and the First Mortgage Supplemental Indenture duly executed by the parties thereto;

(ii) Five certified copies of the resolution of the Board of Directors of the Company approving and authorizing the execution and delivery of this Contract of Purchase, the Continuing Disclosure Agreement, the Tax Agreement, the Official Statement, the Loan Agreement and the First Mortgage Supplemental Indenture;

(iii) Five certified copies of the Resolution of the Issuer approving and authorizing the issuance of the Bonds and the execution and delivery of the Indenture, the Loan Agreement, the Tax Agreement and this Contract of Purchase;

(iv) Specimen Bonds;

(v) A certificate of the Illinois Secretary of State as to the good standing of the Company under the laws of the State;

(vi) The opinion, dated the Closing Date, of Chapman and Cutler LLP, Bond Counsel, in substantially the form attached hereto as Exhibit B-1;

(vii) The supplemental opinion, dated the Closing Date and addressed to the Issuer and the Underwriters, of Bond Counsel, in substantially the form attached hereto as Exhibit C-1;

(viii) An opinion, dated the Closing Date, of Special Counsel of the Issuer, in substantially the form attached hereto as Exhibit D;

(ix) A certificate or certificates, dated the Closing Date, signed by the Executive Director of the Issuer or such other officer of the Issuer satisfactory to Bond Counsel and the Underwriters and in form and substance satisfactory to the Issuer, Bond Counsel and the Underwriters in which such person, to the best of his knowledge, shall state that the representations and warranties of the Issuer in this Contract of Purchase are true and correct (except for immaterial details) as of the Closing Date; and that the Issuer has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied at or prior to the Closing Date;

(x) An opinion, dated the Closing Date, and addressed to the Issuer and the Underwriters, of McGuireWoods LLP, as counsel to the Company, in substantially the form attached hereto as Exhibit E-1;

(xi) A letter, dated the Closing Date, of Deloitte & Touche LLP, addressed to the Underwriters, in substantially the form attached hereto as Exhibit A;

(xii) Letter(s) from Deloitte & Touche LLP, in which consent is given to the use of their reports on the financial statements of the Company in the Preliminary Official Statement and the Official Statement and to the references made to such firm in the Preliminary Official Statement and the Official Statement;

(xiii) A certificate, dated the Closing Date, of the President, the Executive Vice President, the Chief Financial Officer, the Vice President and Treasurer or a Vice President and a financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Contract of Purchase are true and correct (except for immaterial details) as of the Closing Date, and that, subsequent to the date of the latest financial statements of the Company incorporated by reference in the Official Statement, there has been no material adverse change in the business, properties, financial position or results of operations of the Company except as set forth in or contemplated by the Official Statement or as described in such certificate;

(xiv) Evidence satisfactory to the Underwriters that the Bonds have received an underlying long-term bond rating of Aa3 from Moody's Investors Service, Inc. and A- from Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies;

(xv) Such opinion or opinions, dated the Closing Date, of Squire, Sanders & Dempsey L.L.P., counsel to the Underwriters, as the Underwriters may reasonably require, together with a reliance letter addressed to the Issuer;

(xvi) A commitment to issue on the Settlement Date a financial guaranty insurance policy relating to the Bonds (the "Financial Guaranty Insurance Policy") of Ambac Assurance Corporation (the "Insurer") insuring the scheduled payment of principal of and interest on the Bonds and the payment of the purchase price on the last day of the Initial Term Rate Period, in the form of the specimen policy attached as Appendix E to the Official Statement and an opinion of counsel to the Insurer substantially in the form attached hereto as Exhibit F-1; and

(xvii) Such additional legal opinions, certificates, proceedings, instruments and other documents as the Underwriters or Bond Counsel may reasonably request.

On or prior to the Closing Date, the Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request.

Section 8.  Settlement Conditions. The obligations of the Underwriters to purchase and pay for the Bonds on the Settlement Date will be subject to the completion of the Closing in accordance with Section 7 hereof and to the accuracy, as of the respective dates of acceptance of this Contract of Purchase by the Company and the Issuer and as of the Settlement Date as if made on the Settlement Date, of the representations herein on the part of the Issuer and the Company; to the accuracy of the statements of officials of the Issuer and the Company made pursuant to the provisions hereof; to the performance by the Issuer and the Company of their respective obligations hereunder and to the following additional conditions precedent:

(a) The Indenture and the Loan Agreement have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect and shall not have been amended, modified or supplemented except as may have been agreed to in writing by the Underwriters;

(b) The First Mortgage Supplemental Indenture shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect and shall not have been amended, modified or supplemented except as may have been agreed to in writing by the Underwriters;

(c) Subsequent to the Closing Date and prior to the Settlement Date:

(i) the market price of the Bonds, or the market price of general credit or revenue obligations issued by states or political subdivisions thereof, or the market price of revenue obligations of the character of the Bonds shall (in the reasonable judgment of the Senior Manager) not have been materially and adversely affected by reason of the fact that:

(A) legislation shall have been enacted by the Congress, or passed by either House of the Congress, or introduced in either House of the Congress with a proposed effective date prior to the Settlement Date, or recommended to the Congress for passage by the President of the United States, or favorably reported for passage to either House of the Congress by any committee of such House to which such legislation has been referred for consideration, or

(B) a decision shall have been rendered by a court established under Article III of the Constitution of the United States, or the United States Tax Court, or

(C) the Treasury Department of the United States or the Internal Revenue Service shall have made or proposed an order, ruling or regulation or shall have caused an official statement to be published in the Federal Register or any other official publication of the Treasury Department of the United States or the Internal Revenue Service,

in each such case with the purpose or effect, directly or indirectly, of causing such interest as would be received by the owners (other than a "substantial user" or "related person" within the meaning of Section 103(b)(13) of the Internal Revenue Code of 1954, as amended) of the Bonds to be includable in the gross income of such owners for purposes of federal income taxation or of imposing federal income taxation upon such payments as would be received by the Issuer under the Loan Agreement or the First Mortgage Bonds; or

(ii) The marketability of the Bonds or their market price shall not have been, in the reasonable judgment of the Senior Manager, materially adversely affected by (1) an outbreak or escalation of hostilities or other calamity or crisis, (2) a general suspension of or material limitation on trading on the New York Stock Exchange or other national securities exchange, the establishment of minimum prices on such exchange or the declaration of a general banking moratorium by the authorities of the United States or the State of Illinois, or (3) an amendment or supplement to the Official Statement (other than an amendment or supplement which results from (a) changes in the ratings anticipated to be assigned to the Bonds or in the credit associated with the Bonds generally or (b) changes in the financial condition, operations, performance, properties or prospects of the Company or the Insurer from the Closing Date to the Settlement Date);

(d) Between the Closing Date and the Settlement Date, no order, decree or injunction of any court of competent jurisdiction, nor any order, ruling, regulation or administrative proceeding by any governmental body or board shall have been issued or commenced, nor shall any legislation have been enacted, with the purpose or effect of prohibiting the issuance, offering or sale of the Bonds as contemplated hereby or by the Official Statement or prohibiting the execution or performance of the Indenture, the Loan Agreement, the First Mortgage Supplemental Indenture or the Mortgage in accordance with their respective terms or requiring the registration of the Bonds or the First Mortgage Bonds under the Securities Act or the qualification of the Indenture under the Trust Indenture Act; and

(e) The Underwriters shall have received the following on the Settlement Date:

(i) Five copies of the Indenture, the Loan Agreement, this Contract of Purchase, the Continuing Disclosure Agreement, the Tax Agreement and the First Mortgage Supplemental Indenture duly executed and delivered by the parties thereto and five photocopies of the First Mortgage Bonds duly executed by the Company and authenticated by the First Mortgage Trustee;

(ii) A certificate of the Illinois Secretary of State as to the good standing of the Company under the laws of the State;

(iii) A copy of the executed Information Return for Tax-Exempt Private Activity Bond Issues, Form 8038, and evidence of the filing thereof;

(iv) The unqualified approving opinion, dated the Settlement Date, of Chapman and Cutler LLP, Bond Counsel, relating to the valid authorization and issuance of the Bonds and the tax-exempt status of the Bonds, in substantially the form attached hereto as Exhibit B-2 (which may, but shall not be required to, address the alternative minimum income tax status of interest on the Bonds);

(v) The supplemental opinion, dated the Settlement Date and addressed to the Issuer and the Underwriters, of Bond Counsel, in substantially the form attached hereto as Exhibit C-2;

(vi) An opinion, dated the Settlement Date, of Special Counsel of the Issuer, in substantially the form attached hereto as Exhibit D;

(vii) A certificate or certificates, which may be based on a certificate of the Company, dated the Settlement Date, executed by an official of the Issuer responsible for issuing the Bonds, in form and substance satisfactory to Bond Counsel, as to the basis in fact of all of the expectations of the Issuer that the Issuer may certify under United States Treasury Regulations §§1.148-0 through 1.148-11 or such other Regulations as may then be applicable with respect to the Bonds;

(viii) A certificate or certificates, dated the Settlement Date, signed by the Executive Director of the Issuer or such other officer of the Issuer satisfactory to Bond Counsel and the Underwriters and in form and substance satisfactory to the Issuer, Bond Counsel and the Underwriters in which such person, to the best of his knowledge, shall state that the representations and warranties of the Issuer in this Contract of Purchase are true and correct (except for immaterial details) as of the Settlement Date; that the Issuer has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied at or prior to the Settlement Date; and that no event has occurred which would be an event of default under the Indenture, the Loan Agreement or the Refunded Bonds;

(ix) An opinion, dated the Settlement Date, and addressed to the Issuer and the Underwriters, of McGuireWoods LLP, as counsel to the Company, in substantially the form attached hereto as Exhibit E-2;

(x) A letter, dated the Settlement Date, of Deloitte & Touche LLP which meets the requirements of section 7(e)(xi) hereof, except that the procedures and inquiries covered by such letter shall be to a date not more than five days prior to the Settlement Date;

(xi) A certificate, dated the Settlement Date, of the President, the Executive Vice President, the Chief Financial Officer, the Vice President and Treasurer or a Vice President and a financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Contract of Purchase are true and correct (except for immaterial details) as of the Settlement Date, and that, subsequent to the date of the latest financial statements of the Company incorporated by reference in the Official Statement, there has been no material adverse change in the business, properties, financial position or results of operations of the Company except as set forth in or contemplated by the Official Statement or as described in such certificate and no event has occurred which would be an event of default under the Loan Agreement, the First Mortgage Supplemental Indenture or the Refunded Bonds;

(xii) Such opinion or opinions, dated the Settlement Date, of Squire, Sanders & Dempsey L.L.P., counsel to the Underwriters, as the Underwriters may reasonably require, together with a reliance letter addressed to the Issuer;

(xiii) The Financial Guaranty Insurance Policy is in full force and effect as of the Settlement, in the form of the specimen policy attached as Appendix E to the Official Statement and an opinion of counsel to the Insurer substantially in the form attached hereto as Exhibit F-2; and

(xiv) Such additional legal opinions, certificates, proceedings, instruments and other documents as the Underwriters or Bond Counsel may reasonably request.

On or prior to the Settlement Date, the Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request. Delivery of the Bonds against payment therefor by the Underwriters shall be deemed approval by the Underwriters of all requirements to be undertaken by the Issuer under this Contract of Purchase.

Section 9.  Expenses. All expenses and costs of the Issuer and Company incident to the performance of their obligations in connection with the authorization, issuance and sale of the Bonds to the Underwriters, including, without limitation, the costs of printing of the Bonds, advertising costs, the costs of printing, duplicating and mailing the Official Statement, the fees of the Company's financial advisor and other consultants and rating agencies, bond insurance premiums, the initial fees of the Trustee in connection with the issuance of the Bonds and the fees and expenses of Bond Counsel, Special Counsel to the Issuer and counsel for the Company shall be paid by the Company. All out-of-pocket expenses of the Underwriters, including travel and other expenses and the fees and expenses of any counsel employed by them, shall be paid by the Underwriters, subject to the provisions of Section 2(c); provided that, if the Underwriters terminate this Contract of Purchase for a reason permitted hereunder, the Company shall pay the reasonable fees and expenses of counsel employed by the Underwriters. If the Underwriters terminate this Contract of Purchase for a reason other than a reason permitted hereunder, and if at the time of such termination the Issuer and the Company have satisfied the conditions to the Underwriters' obligations contained herein, the Underwriters agree to pay all out-of-pocket expenses incurred by the Issuer and the Company, including reasonable attorneys' fees and disbursements, which relate to the financing, such payment by the Underwriters shall constitute full liquidated damages for such termination and for any and all defaults on the part of the Underwriters and shall constitute a full release and discharge of all claims and damages for such termination and for any and all such defaults.

Section 10.  Indemnification and Contribution of Underwriters and Company.

(a) The Company agrees to indemnify and hold harmless the Underwriters and any current, former or future member, director, officer, agent or employee of the Underwriters and each person, if any, who has the power, directly or indirectly, to direct or cause the direction of the management and policies of an Underwriter through the ownership of voting securities, by contract or otherwise, or who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each and all and any of them (the "Indemnified Parties"), from and against any and all losses, claims, damages, liabilities, or actions or expenses to the extent that such losses, claims, damages, liabilities, actions or expenses (including any reasonable legal or other expenses reasonably incurred by them in connection with investigating any claims against them and defending any actions) whatsoever caused by or based upon any untrue statement or misleading statement or alleged untrue statement or alleged misleading statement of a material fact contained in the Official Statement or other materials supplied by the Company to prospective purchasers of the Bonds or to the Underwriters for furnishing to such prospective purchasers ("Other Materials") or caused by any omission or alleged omission from the Official Statement or Other Materials of any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except for any liability arising as a result of information contained under the caption "UNDERWRITING," or with respect to the maturity, interest rate and price of the Bonds listed on the cover page of the Official Statement, and to reimburse the Indemnified Parties for any legal or other expenses reasonably incurred by them in defending any such action, including but not limited to any reasonable attorneys' fees. The Company shall not be liable to the Underwriters under this Section if the person asserting such loss, claim, damage or liability purchased Bonds after solicitation by the Underwriters, if delivery to such person of the Official Statement or any amendment of or supplement to the Official Statement would have been a valid defense to the action from which such loss, claim, damage or liability arose and if the Official Statement, amendment or supplement was not delivered to such person by or on behalf of the Underwriters.

(b) The Underwriters agree to the extent permitted by law to indemnify and hold harmless the Company, any current, former or future member, director, officer, agent or employee of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (also "Indemnified Parties"), against any loss, claim, damage, liability or expense arising out of or based upon any allegation that (i) any of the information in or in connection with the Official Statement contained under the caption "UNDERWRITING" or with respect to the maturity, interest rate and price of the Bonds listed on the cover page of the Official Statement contains an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) any statement, representation or information made or supplied by the Underwriters in connection with the offer or sale of the Bonds other than pursuant to the Official Statement includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) the Underwriters failed to comply with any registration requirements of the Underwriters applicable to the Underwriters or the Bonds under any securities or "blue sky" laws of any jurisdiction in which such registration or qualification is required or any failure by the Underwriters to deliver the Official Statement, following delivery to the Underwriters, to purchasers of the Bonds in accordance with the Rule, and to reimburse the Issuer and the Company for any legal or other expenses reasonably incurred by them in defending any such action, including but not limited to reasonable attorneys' fees.

(c) In case any action shall be brought against the Indemnified Parties in respect of which the Company or the Underwriters, as the case may be, is or are required to indemnify the Indemnified Parties pursuant to the provisions of the preceding paragraphs, the Indemnified Parties shall promptly notify the Company or the Underwriters, as the case may be, in writing and the Company or the Underwriters, as the case may be, shall assume the defense thereof, including the employment of counsel and the payment of all reasonable expenses related to the defense thereof. Any such Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the employment of such counsel has been specifically authorized by the indemnifying party or the indemnifying party shall not have employed counsel to have charge of the defense of such action within a reasonable time after receipt of a request by the Indemnified Party to assume the defense of the action or (ii) counsel for such Indemnified Party or Parties shall have reasonably concluded that there may be material defenses available to it or them which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the Indemnified Party or Parties), in any of which events such fees and expenses shall be borne by the indemnifying party. The Company or the Underwriters, as the case may be, shall not be liable for any settlement of any such action effected without the consent of such party, but if settled with the consent of such party, or if there be a final judgment for the plaintiff in any such action, the Company or the Underwriters, as the case may be, agrees to indemnify and hold harmless the Indemnified Parties from and against any loss or liability by reason of such settlement or judgment, including but not limited to reasonable attorneys' fees.

(d) If the indemnification provided for in Section 10(a) is unavailable or insufficient to hold harmless the Underwriters as provided in such Section 10(a), then the Company shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provisions (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Underwriters from other persons who may also be liable for contribution) to which the Underwriters may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the sale of the Bonds or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the proceeds from the sale (i.e., the principal amount of the Bonds less any original issue discount) bear to the discount or fee in connection with such sale received by the Underwriters.

The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by the Underwriters as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 10(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Section 10(d). Notwithstanding the other provisions of this Section 10(d), (i) the Underwriters shall not be required to contribute any amount in excess of the amount of their discount or underwriting fee and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 10(d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, subject in each case to clauses (i) and (ii) of the preceding sentence. Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party under this Section 10(d), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation it may have under this Section 10(d) or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent shall not be unreasonably withheld.

Section 11.  Indemnification of Issuer.

(a) The Underwriters agree, at their expense, to indemnify, defend and hold harmless the Issuer Indemnified Parties (as defined below) from and against any and all losses, claims, damages, demands, liabilities, costs or expenses (collectively, "Claims"), including reasonable attorneys' fees and expenses, if such Claims are a result of, arise out of or are materially increased, strengthened or enhanced by or would not exist but for a breach by the Underwriters of their duties under, or failure to abide by any of its covenants in, this Contract of Purchase, as set forth in Section 6 hereof. The Underwriters shall promptly assume the defense of any claim made against any Issuer Indemnified Party, including the employment of counsel reasonably satisfactory to the Issuer, at the sole expense of the Underwriters.

(b) The Company agrees to indemnify and hold harmless the Issuer, each director, official, trustee, member, officer or employee of the Issuer and each person, if any, who has the power, directly or indirectly, to direct or cause the direction of the management and policies of the Issuer pursuant to the Act or the Issuer's rules and regulations or by-laws (collectively, the "Issuer Indemnified Parties"), against any and all losses, claims, damages, liabilities or expenses, including reasonable attorneys' fees and expenses, whatsoever arising from or in any manner directly or indirectly growing out of or connected with: (i) the financing, installation, operation, use, or maintenance of the Project, (ii) any act, failure to act, or misrepresentation by any Indemnified Person in connection with the issuance, sale, delivery or remarketing of the Bonds, (iii) any act, failure to act, or misrepresentation by the Issuer in connection with this Contract of Purchase or any other document involving the Issuer in this matter or (iv) any of the matters set forth in Section 5.5 of the Loan Agreement.

(c) In case any claim shall be made or any action shall be brought against one or more of the Issuer Indemnified Parties in respect of which indemnity can be sought against the Company or the Underwriters, as applicable (the "Indemnifying Parties") pursuant to either of the preceding paragraphs (a) and (b), the Issuer Indemnified Party seeking indemnity shall promptly notify the Indemnifying Party, in writing, and the Indemnifying Party shall promptly assume the defense thereof, including the employment of counsel chosen by the Indemnifying Party and approved by the Issuer (provided, that such approval shall not be unreasonably withheld), the payment of all expenses and the right to negotiate and consent to settlement. If any Issuer Indemnified Party is advised in a written opinion of counsel that there may be legal defenses available to such Issuer Indemnified Party which are adverse to or in conflict with those available to the Indemnifying Party or that the defense of such Issuer Indemnified Party should be handled by separate counsel, the Indemnifying Party shall not have the right to assume the defense of such Issuer Indemnified Party, but the Indemnifying Party shall be responsible for the reasonable fees and expenses of counsel retained by such Issuer Indemnified Party in assuming its own defense, provided that such counsel retained by the Issuer is approved by the Indemnifying Party (such approval not to be unreasonably withheld), and provided also that, if the Indemnifying Party shall have failed to assume the defense of such action or to retain counsel reasonably satisfactory to the Issuer within a reasonable time after notice of the commencement of such action, the reasonable fees and expenses of counsel retained by the Issuer Indemnified Party shall be paid by the Indemnifying Party. Notwithstanding the foregoing, any one or more of the Issuer Indemnified Parties shall have the right to employ separate counsel with respect to any such claim or in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be paid by such Issuer Indemnified Party unless the employment of such counsel has been specifically authorized by the Indemnifying Party or unless the provisions of the immediately preceding sentence are applicable. The Indemnifying Party shall not be liable for any settlement of any such action affected without the consent of the Indemnifying Party, but if settled with the consent of the Indemnifying Party or if there be a final judgment for the plaintiff in any such action with or without consent, the Indemnifying Party agrees to indemnify and hold harmless the Issuer Indemnified Party from and against any loss, liability or expense by reason of such settlement or judgment.

Section 12.  Survival of Certain Representations and Obligations. The respective agreements, representations and warranties and other statements of the Issuer, the Company, or their respective officials or officers and of or on behalf of the several Underwriters and the indemnities of the Company and the Underwriters set forth in or made pursuant to this Contract of Purchase will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Issuer or any of its officials or employees, or the Company or any of its officers, directors or controlling persons, if any, and will survive delivery of and payment for the Bonds. If for any reason the purchase of the Bonds by the Underwriters is not consummated, the Company will pay its own costs and expenses and all costs and expenses of the kind which would have been paid out of the proceeds of the sale of the Bonds pursuant to Section 5(e) hereof if the Bonds had been sold to the Underwriters, and the respective obligations of the Company and the Underwriters under Sections 10 and 11 hereof shall remain in effect.

Section 13.  Notices. The Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of each of the Underwriters if the same shall have been made or given by the Underwriters jointly or by the Senior Manager (on behalf of the Underwriters). All communications hereunder will be in writing, and will be hand delivered or telexed and, if telexed, confirmed by hand delivery or mail, if sent to the Underwriters, addressed to the Underwriters, c/o LaSalle Capital Markets, A Division of ABN AMRO Financial Services, Inc. 181 West Madison, Suite 3200, Chicago, Illinois 60602-4510, Attention: Victor Chang; if sent to the Issuer, addressed to it at its address set forth above, Attention: Chief Financial Officer; or if sent to the Company, addressed to it at its address set forth above, Attention: Vice President and Treasurer. In each case a copy of any communication sent by one party hereto to another shall be sent to the others at the addresses indicated in the preceding sentence.

Section 14.  Representation of Underwriters. Each Underwriter agrees that any action under this Contract of Purchase taken by the Underwriters jointly or by the Senior Manager (on behalf of the Underwriters) will be binding upon all of the Underwriters.

Section 15.  Counterparts. This Contract of Purchase may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

Section 16.  Successors. This Contract of Purchase is made solely for the benefit of the Issuer, the Company, the Underwriters and, to the extent provided in Sections 10 and 11 hereof, to any person who controls any Underwriter, to the officials and employees of the Issuer, to the officers and directors of the Company and to any person who controls the Company, and their respective successors. No other person, partnership, association, corporation or governmental body shall acquire or have any right under or by virtue hereof. The term "successors" shall not include any purchaser of Bonds from or through an Underwriter merely because of such purchase.

Section 17.  Governing Law. The validity, interpretation and performance of this Contract of Purchase shall be governed by the laws of the State of Illinois and the laws of the United States of America.

IN WITNESS WHEREOF, the undersigned have set their hands as of the date set forth above.

LaSalle Capital Markets, A Division of
ABN AMRO Financial Services, Inc.,
Senior Manager

By:	/s/ Victor Chang
Title: Senior Vice President

BNY Capital Markets, Inc.

By:	/s/ Daniel de Menocal, Jr.
Title: Senior Vice President

Loop Capital Markets, LLC

By:	/s/ Albert R. Grace, Jr.
Title: Vice President

The Peoples Gas Light and Coke Company

By:	/s/ Douglas M. Ruschau
Title: Vice President and Treasurer

The Illinois Finance Authority

By:	/s/ Ali D. Ata
Executive Director

Schedule I

$50,000,000 Illinois Finance Authority Gas Supply Refunding Revenue Bonds, Series 2005A (The Peoples Gas Light and Coke Company Project)

Bond Terms

Maturity:	June 1, 2035
Initial Term Rate Period:	Settlement Date to but not including June 1, 2016
Initial Mandatory Purchase Date:	June 1, 2016
Initial Term Rate:	4.30%
Price:	100%
Optional Redemption:	The Bonds will not be subject to optional redemption during the Initial Term Rate Period, but thereafter will be subject to optional redemption as described in the Official Statement.
Underwriters' Fee:	$312,500 payable on the Settlement Date (not including expenses to be reimbursed on the Closing Date and on the Settlement Date)

S-1

Exhibit A

Form of Agreed-Upon Procedures Letter

January _, 2005

LaSalle Capital Markets
    As Representative of the Underwriters of $50,000,000
    Illinois Finance Authority
    Gas Supply Refunding Revenue Bonds, Series 2005A,
    due June 1, 2035 of The Peoples Gas Light and Coke Company
181 West Madison, Suite 3200
Chicago, Illinois 60602-4510

Dear Sirs and Madams:

We have audited the consolidated balance sheets and capitalization statements of The Peoples Gas Light and Coke Company (Peoples Gas) and subsidiaries (collectively, the Company) as of September 30, 2004 and 2003, and the consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended September 30, 2004, incorporated by reference in the Official Statement for $50,000,000 of Illinois Finance Authority Gas Supply Refunding Revenue Bonds, Series 2005A, due June 1, 2035. Our report with respect thereto is incorporated by reference in the Official Statement. This Official Statement, dated January _, 2005, is herein referred to as the Official Statement.

We are independent certified public accountants with respect to the Company under rule 101 of the AICPA's Code of Professional Conduct, and its interpretations and rulings.

We have not audited any financial statements of the Company as of any date or for any period subsequent to September 30, 2004; although we have conducted audits for the years ended September 30, 2004 and 2003, the purpose (and therefore the scope) of such audits was to enable us to express our opinion on the consolidated financial statements as of September 30, 2004 and 2003 and for the years then ended, but not on the consolidated financial statements for any interim period within such years. Therefore, we are unable to and do not express any opinion on the financial position, results of operations, or cash flows as of any date or for any period subsequent to September 30, 2004.

1. At your request, we have read the fiscal year 2004 and fiscal year 2005 minutes of the meetings of the stockholder and board of directors of the Company as set forth in the minutes books as of January _, 2005, officials of the Company having advised us that the minutes of all such meetings through that date were set forth therein; we have carried out other procedures to January _, 2005 (our work did not extend to the period from January _, 2005, to January _, 2005, inclusive), as follows:

a. With respect to the period from October 1, 2004 to November 30, 2004, we have -

(i) Read the unaudited condensed consolidated financial statements of the Company for October and November of both 2004 and 2003 furnished to us by the Company, and compared the amounts contained therein to the Company's accounting records and found them to be in agreement. The financial information for October and November of both 2004 and 2003 is incomplete in that it omits a statement of cash flows and certain disclosures. Officials of the Company have advised us that no such financial statements as of any date or for any period subsequent to November 30, 2004, were available.

(ii) Inquired of certain officials of the Company who have responsibility for financial and accounting matters whether (1) the unaudited financial statements referred to in (a)(i) are stated on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Official Statement, (2) at November 30, 2004, there was any change in the common stock, increase in consolidated long-term debt or any decrease in consolidated total assets or stockholder's equity of the Company as compared with amounts shown in the audited consolidated balance sheet as of September 30, 2004, included in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, incorporated by reference in the Official Statement, and (3) for the period from October 1, 2004 to November 30, 2004, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or net income.

Those officials stated that (1) the unaudited condensed consolidated financial statements referred to in (a)(i) are stated on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Official Statement, (2) at September 30, 2004, there was no such change in the common stock, increase in consolidated long-term debt, or decrease in consolidated total assets, and (3) there were no decreases for the period from October 1, 2004 to November 30, 2004, as compared with the corresponding period in the preceding year, in consolidated revenues. Officials of the Company stated that, at November 30, 2004, there were decreases in stockholder's equity of ___ million, as compared with amounts shown in the audited consolidated balance sheet as of September 30, 2004, included in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, incorporated by reference in the Official Statement. Officials of the Company also stated that, for the period from October 1, 2004 to November 30, 2004, there were decreases in net income of $__ million, as compared with the corresponding period in the preceding year.

b. As mentioned in (a)(i), Company officials have advised us that no consolidated financial statements as of any date or for any period subsequent to November 30, 2004, are available; accordingly, the procedures carried out by us with respect to changes in financial statement items after November 30, 2004, have, of necessity, been even more limited than those with respect to the periods referred to in 1a. We have inquired of certain officials of the Company who have responsibility for financial and accounting matters whether (a) at January _, 2005, there was any change in the common stock, increase in consolidated long-term debt or any decreases in consolidated total assets or stockholder's equity of the Company as compared with amounts shown on the audited consolidated balance sheet as of September 30, 2004, included in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, incorporated by reference in the Official Statement or (b) for the period from October 1, 2004, to January _, 2005, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or net income. Those officials stated that there was no such change in the common stock or increase in consolidated long-term debt, except that consolidated long-term debt increased ___ million pursuant to the issuance by the Company of an additional series of first and refunding mortgage bonds on October 1, 2003. Officials of the Company stated that they are unable to determine, because of insufficient accounting information available as of any date or for any period ended after November 30, 2004, whether there was any decrease in consolidated total assets or stockholder's equity of the Company as compared with amounts shown on the audited consolidated balance sheet as of September 30, 2004, included in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, incorporated by reference in the Official Statement or whether there was any decrease for the period from October 1, 2004 to January _, 2005, as compared with the corresponding period in the preceding year, in consolidated revenues or net income.

2. It should be understood that we have no responsibility for establishing (and did not establish) the scope and nature of the procedures enumerated in paragraph 1 above; rather, the procedures enumerated therein are those the requesting party asked us to perform. Accordingly, we make no representations regarding questions of legal interpretation or regarding the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs; also, such procedures would not necessarily reveal any material misstatement of the amounts incorporated by reference or included in the Official Statement. Further, we have addressed ourselves solely to the foregoing data and make no representations regarding the adequacy of disclosures or whether any material facts have been omitted. This letter relates only to the financial statement items specified above and does not extend to any financial statement of the Company taken as a whole.

3. The foregoing procedures do not constitute an audit conducted in accordance with auditing standards generally accepted in the United States of America. Had we performed additional procedures or had we conducted an audit or review of the condensed consolidated financial statements for October and November or both 2004 and 2003, other matters might have come to our attention that would have been reported to you.

4. These procedures should not be taken to supplant any additional inquiries or procedures that you would undertake in your consideration of the proposed offering.

5. This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the offering of securities covered by the Official Statement, and it is not to be used, circulated, quoted, or otherwise referred to for any purpose, including but not limited to the purchase or sale of securities, nor is it to be filed with or referred to in whole or in part in the Official Statement or any other document, except that reference may be made to it in the Contract of Purchase or in any list of closing documents pertaining to the offering of securities covered by the Official Statement.

6. We have no responsibility to update this letter for events and circumstances occurring after January _, 2005.

Yours truly,

Exhibit B-1

[Form of Bond Counsel Opinion
To be delivered on Closing Date]

January __, 2005

The Bank of New York Trust Illinois Finance Authority
Company, N.A., Chicago, Illinois
as Trustee
Chicago, Illinois

Re:	Illinois Finance Authority
Gas Supply Refunding Revenue Bonds, Series 2005A
(The Peoples Gas Light and Coke Company Project)

Gentlemen:

In connection with the execution and delivery of that certain Indenture of Trust dated as of January 1, 2005 (the "Indenture of Trust"), between the Illinois Finance Authority, a political subdivision and a body politic and corporate duly organized and validly existing under and by virtue of the laws of the State of Illinois (the "Issuer") and The Bank of New York Trust Company, N.A., as trustee (the "Trustee"), which Indenture provides for the issuance of $50,000,000 aggregate principal amount of the Issuer's Gas Supply Refunding Revenue Bonds, Series 2005A (The Peoples Gas Light and Coke Company Project); we have examined the following:

1. 20 Illinois Compiled Statutes 2000, 3505/801-1 et seq., known as the "Illinois Finance Authority Act," as amended (the "Act").

2. That certain resolution adopted by the members of the Issuer on December 9, 2004 (the "Bond Resolution"), authorizing and approving, among other things, the following:

(a) the execution and delivery of the Loan Agreement dated as of January 1, 2005 (the "Agreement"), between the Issuer and The Peoples Gas Light and Coke Company, an Illinois corporation (the "Company"), pursuant to which the Issuer will lend the proceeds of the Bonds, if and when issued, to the Company, for the purpose of refunding the City of Chicago, Illinois, Gas Supply Refunding Revenue Bonds, 1995 Series A (The Peoples Gas Light and Coke Company Project), currently outstanding in the aggregate principal amount of $50,000,000 (the "1995 Series A Bonds"), which 1995 Series A Bonds were issued to refund $50,000,000 aggregate principal amount of the City's Fixed-Rate Gas Supply Revenue Bonds, 1985 Series D (The Peoples Gas Light and Coke Company Project) (the "Series 1985 Series D Bonds"), which Series 1985 Series D Bonds were issued for the purpose of defraying a portion of the cost of certain gas supply facilities, designed as "facilities for the local furnishing of electric energy or gas" within the meaning of Section 103(b)(4)(E) of the Internal Revenue Code of 1954, as amended;

(b) the execution and delivery of the Indenture, pursuant to which the Issuer has assigned and pledged its right, title and interest in and to the Agreement (except certain rights), the First Mortgage Bonds (as defined therein) of the Company and the other property described therein;

(c) the execution and delivery of the Contract of Purchase dated January __, 2005, by and among the Issuer, the Company and the Underwriters named therein (the "Purchase Contract"); and

(d) the issuance and sale of the Bonds.

3. Executed counterparts of the Agreement, the Indenture and the Purchase Contract.

4. The opinion of McGuireWoods LLP, counsel to the Company, dated the date hereof, a copy of which is being delivered to you herewith.

5. The opinion of Kevin M. Cahill, special counsel to the Issuer, dated the date hereof, a copy of which is being delivered to you herewith.

6. Such other matters of law and documents, instruments, opinions and showings deemed appropriate and necessary by us.

Based upon the foregoing and in reliance thereon, we are of the opinion, as of the date hereof, that the Agreement and the Indenture have been duly authorized, executed and delivered by the Issuer, and constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms, except to the extent that the enforcement thereof may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws and equitable principles of general application affecting the rights and remedies of creditors and secured parties.

We express no opinion herein as to the accuracy, adequacy or completeness of the Official Statement relating to the Bonds.

In rendering this opinion, we have relied upon certifications of the Company and the Issuer with respect to certain material facts solely within the knowledge of the Company and the Issuer. Our opinion represents our legal judgment based upon our review of the law and the facts that we deem relevant to render such opinion, and is not a guarantee of a result. This opinion is given as of the date hereof and we assume no obligation to revise or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or changes in law that may hereafter occur.

You have received an opinion of even date herewith of McGuireWoods LLP, counsel to the Company, referred to in paragraph 4 above, regarding the obligations of the Company under the Agreement, the Purchase Contract and certain other documents. Reference is made to said opinion with respect to (i) the due organization of the Company, (ii) the good standing of the Company in the State of Illinois, (iii) the corporate power and authority of the Company to enter into, the due execution by the Company of, the binding effect on the Company of, and the enforceability against the Company of, the several documents, and (iv) all matters which might be disclosed as a result of an examination of the indentures, mortgages, deeds of trust, agreements and instruments to which the Company is a party or by which its properties are bound.

Respectfully submitted

RACosgrove; DMField

Exhibit B-2

[Form of Bond Counsel Opinion To
Be Delivered on Settlement Date]

June 1, 2005

The Bank of New York Trust Illinois Finance Authority
Company, N.A., Chicago, Illinois
as Trustee
Chicago, Illinois

Re:	Illinois Finance Authority
Gas Supply Refunding Revenue Bonds, Series 2005A
(The Peoples Gas Light and Coke Company Project)

Gentlemen:

In connection with the issuance on this date by the Illinois Finance Authority, a political subdivision and a body politic and corporate duly organized and validly existing under and by virtue of the laws of the State of Illinois (the "Issuer"), of its Gas Supply Refunding Revenue Bonds, Series 2005A (The Peoples Gas Light and Coke Company Project) issued in the aggregate principal amount of $50,000,000 (the "Bonds") lettered and numbered as provided in the Indenture (as hereinafter defined); maturing as to principal on June 1, 2035; bearing interest at the rate as provided in the Indenture; subject to redemption prior to maturity as set forth in the Bonds and the Indenture; registered in the name of Cede & Co., or registered assigns; and issued pursuant to an Indenture of Trust dated as of January 1, 2005 (the "Indenture"), from the Issuer to The Bank of New York Trust Company, N.A., as Trustee (the "Trustee"), and a resolution adopted by the members of the Issuer on December 9, 2004 (the "Bond Resolution"); we have examined the following:

1. 20 Illinois Compiled Statutes 2000, 3505/801-1 et seq., known as the "Illinois Finance Authority Act," as amended (the "Act").

2. The Bond Resolution authorizing and approving, among other things, the following:

(a) the execution and delivery of the Loan Agreement dated as of January 1, 2005 (the "Agreement"), between the Issuer and The Peoples Gas Light and Coke Company, an Illinois corporation (the "Company"), pursuant to which the Issuer will lend the proceeds of the Bonds, if and when issued, to the Company, for the purpose of refunding the City of Chicago, Illinois, Gas Supply Refunding Revenue Bonds, 1995 Series A (The Peoples Gas Light and Coke Company Project), currently outstanding in the aggregate principal amount of $50,000,000 (the "1995 Series A Bonds"), which 1995 Series A Bonds were issued to refund $50,000,000 aggregate principal amount of the

City's Fixed-Rate Gas Supply Revenue Bonds, 1985 Series D (The Peoples Gas Light and Coke Company Project) (the "Series 1985 Series D Bonds"), which Series 1985 Series D Bonds were issued for the purpose of defraying a portion of the cost of certain gas supply facilities, designed as "facilities for the local furnishing of electric energy or gas" within the meaning of Section 103(b)(4)(E) of the Internal Revenue Code of 1954, as amended;

(b) the execution and delivery of the Indenture, pursuant to which the Issuer has assigned and pledged its right, title and interest in and to the Agreement (except certain rights), the First Mortgage Bonds (as defined therein) of the Company and the other property described therein;

(c) the execution and delivery of the Tax Exemption Certificate and Agreement dated as of the date of this opinion, by and among the Issuer, the Company and the Trustee (the "Tax Exemption Agreement");

(d) the execution and delivery of the Contract of Purchase dated January __, 2005, by and among the Issuer, the Company and the Underwriters named therein (the "Purchase Contract"); and

(e) the issuance and sale of the Bonds.

3. Executed counterparts of the Agreement, the Indenture, the Tax Exemption Agreement and the Purchase Contract.

4. The form of the Bonds.

5. The opinion of McGuireWoods LLP, counsel to the Company, dated the date hereof, a copy of which is being delivered to you herewith.

6. The opinion of Kevin M. Cahill, special counsel to the Issuer, dated the date hereof, a copy of which is being delivered to you herewith.

7. Such other matters of law and documents, instruments, opinions and showings deemed appropriate and necessary by us.

Based upon the foregoing and in reliance thereon, we are of the opinion, as of the date hereof, that:

(i) The Agreement and the Indenture have been duly authorized, executed and delivered by the Issuer, and constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms, except to the extent that the enforcement thereof may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws and equitable principles of general application affecting the rights and remedies of creditors and secured parties.

(ii) The Bonds to the amount named are the valid and legally binding special, limited obligations of the Issuer according to the import thereof and as provided in the Indenture and the Bonds, except to the extent that the enforcement of the Bonds may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws and equitable principles of general application affecting the rights and remedies of creditors and secured parties. The Bonds are payable by the Issuer solely and only from the revenues and income derived by the Issuer from the Agreement and the First Mortgage Bonds, a sufficient portion of said revenues and income having been ordered set aside and pledged to the payment of the principal of, premium, if any, and interest on the Bonds, as the same become due.

(iii) Subject to compliance by the Issuer and the Company with certain covenants, under present law, interest on the Bonds is not includible in gross income of the owners thereof for Federal income tax purposes, except for interest on any Bond for any period during which such Bond is owned by a person who is a substantial user of the Project or any person considered to be related to such person, within the meaning of Section 103(b)(13) of the Internal Revenue Code of 1954, as amended, and such interest is not included as an item of tax preference in computing federal alternative minimum tax for individuals and corporations. Such interest is taken into account, however, in computing an adjustment used in determining the federal minimum tax for certain corporations. Failure to comply with certain of such covenants of the Issuer and the Company could cause interest on the Bonds to be included in gross income for Federal income tax purposes retroactively to the date of issuance of the Bonds. Ownership of the Bonds may result in other Federal tax consequences to certain taxpayers, and we express no opinion regarding any such collateral consequences arising with respect to the Bonds. We express no opinion concerning the inclusion of interest in gross income on any Bond while it is held by a liquidity facility provider after a failed remarketing of the Bonds.

We express no opinion herein as to the accuracy, adequacy or completeness of the Official Statement relating to the Bonds.

In rendering this opinion, we have relied upon certifications of the Company and the Issuer with respect to certain material facts solely within the knowledge of the Company and the Issuer. Our opinion represents our legal judgment based upon our review of the law and the facts that we deem relevant to render such opinion, and is not a guarantee of a result. This opinion is given as of the date hereof and we assume no obligation to revise or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or changes in law that may hereafter occur.

You have received an opinion of even date herewith of McGuireWoods LLP, counsel to the Company, referred to in paragraph 5 above, regarding the obligations of the Company under the Agreement, the Tax Exemption Agreement, the Purchase Contract and certain other documents. Reference is made to said opinion with respect to (i) the due organization of the Company, (ii) the good standing of the Company in the State of Illinois, (iii) the corporate power and authority of the Company to enter into, the due execution by the Company of, the binding effect on the Company of, and the enforceability against the Company of, the several documents, and (iv) all matters which might be disclosed as a result of an examination of the indentures, mortgages, deeds of trust, agreements and instruments to which the Company is a party or by which its properties are bound.

Respectfully submitted

RACosgrove; DMField

Exhibit C-1

Form of Supplemental Opinion of Bond Counsel
to be delivered on Closing Date

January 27, 2005

Illinois Finance Authority 180 North Stetson Avenue Two Prudential Plaza, Suite 2555 Chicago, Illinois 60601	LaSalle Capital Markets, a Division of ABN AMRO Financial Services, Inc. 181 West Madison, Suite 3200 Chicago, Illinois 60602
BNY Capital Markets Inc. One Wall Street, 17th Floor New York, New York 10286	Loop Capital Markets, LLC 200 West Jackson Street, Suite 1600 Chicago, Illinois 60606

Re:	Illinois Finance Authority
Gas Supply Refunding Revenue Bonds, Series 2005A
(The Peoples Gas Light and Coke Company Project)

Ladies and Gentlemen:

We have acted as Bond Counsel and have delivered our approving legal opinion of even date herewith in connection with the execution and delivery of that certain Indenture of Trust dated as of January 1, 2005 (the "Indenture"), between the Illinois Finance Authority, a political subdivision and a body politic and corporate duly organized and validly existing under and by virtue of the laws of the State of Illinois (the "Issuer") and The Bank of New York Trust Company, N.A., as trustee, which Indenture provides for the issuance of $50,000,000 aggregate principal amount of the Issuer's Gas Supply Refunding Revenue Bonds, Series 2005A (The Peoples Gas Light and Coke Company Project) (the "Bonds"). This opinion is being delivered to you pursuant to Section 7(e)(vii) of the Contract of Purchase dated January 19, 2005 (the "Purchase Contract"), by and among the Issuer, The Peoples Gas Light and Coke Company, an Illinois corporation and LaSalle Capital Markets, a Division of ABN AMRO Financial Services, Inc., Loop Capital Markets, LLC and BNY Capital Markets Inc. All terms used in this opinion which are not defined in this opinion shall have the meanings given to them in the Purchase Contract.

On the basis of our approving legal opinion referred to above, in our opinion, the execution and delivery of the Indenture and the First Mortgage Supplemental Indenture under the circumstances contemplated do not require registration of the Indenture or the First Mortgage Supplemental Indenture under the Trust Indenture Act of 1939, as amended.

We have not been engaged nor have we undertaken to review or verify the accuracy, completeness or sufficiency of the Official Statement or other offering material relating to the Bonds, except that in our capacity as Bond Counsel in connection with the issuance of the Bonds we have reviewed the information contained in the Official Statement under the captions "Introductory Statement," "The Bonds," "The Agreement," "The Indenture" and "Appendix B - Auction Procedures" solely to determine whether such information and summaries conform to the Bonds, the Agreement and the Indenture (as those terms are defined in the Official Statement). The summary descriptions in the Official Statement under such captions, as of the date of the Official Statement and as of the date hereof, insofar as such descriptions purport to describe or summarize certain provisions of the Bonds, the Agreement and the Indenture, are accurate summaries of such provisions in all material respects. In addition, the information in the Official Statement under the caption "Tax Exemption" purporting to describe or summarize our opinion concerning certain federal tax matters relating to the Bonds have been reviewed by us, and is an accurate summary in all material respects. Except as specifically described in this paragraph, we express no opinion with respect to and have not undertaken to determine independently the accuracy, fairness or completeness of any statements contained or incorporated by reference in the Official Statement.

This letter is solely for the benefit of the addressees hereto. We disclaim any obligation to supplement this letter to reflect any facts or circumstances that may hereafter come to our attention on any changes in the law that may hereafter occur.

Respectfully yours,

Exhibit C-2

Form of Supplemental Opinion of Bond Counsel
to be delivered on Settlement Date

June 1, 2005

Illinois Finance Authority 180 North Stetson Avenue Two Prudential Plaza, Suite 2555 Chicago, Illinois 60601	LaSalle Capital Markets, a Division of ABN AMRO Financial Services, Inc. 181 West Madison, Suite 3200 Chicago, Illinois 60602
BNY Capital Markets Inc. One Wall Street, 17th Floor New York, New York 10286	Loop Capital Markets, LLC 200 West Jackson Street, Suite 1600 Chicago, Illinois 60606

Re:	Illinois Finance Authority
Gas Supply Refunding Revenue Bonds, Series 2005A
(The Peoples Gas Light and Coke Company Project)

Ladies and Gentlemen:

We have acted as Bond Counsel and have delivered our approving legal opinion of even date herewith in connection with the issuance by the Illinois Finance Authority (the "Issuer") of its Gas Supply Refunding Revenue Bonds, Series 2005A (The Peoples Gas Light and Coke Company Project) issued in the aggregate principal amount of $50,000,000 (the "Bonds"). This opinion is being delivered to you pursuant to Section 8(e)(v) of the Contract of Purchase dated January 19, 2005 (the "Purchase Contract"), by and among the Issuer, The Peoples Gas Light and Coke Company, an Illinois corporation (the "Company") and LaSalle Capital Markets, a Division of ABN AMRO Financial Services, Inc., Loop Capital Markets, LLC and BNY Capital Markets Inc. All terms used in this opinion which are not defined in this opinion shall have the meanings given to them in the Purchase Contract.

On the basis of our approving legal opinion referred to above, in our opinion, the offer, sale and delivery of the Bonds when and as issued under the circumstances contemplated do not require registration of the Bonds or any other security (including the First Mortgage Bonds) under the Securities Act of 1933, as amended, and likewise do not require registration of the Indenture or the First Mortgage Supplemental Indenture under the Trust Indenture Act of 1939, as amended.

We have not been engaged nor have we undertaken to review or verify the accuracy, completeness or sufficiency of the Official Statement or other offering material relating to the Bonds, except that in our capacity as Bond Counsel in connection with the issuance of the Bonds we have reviewed the information contained in the Official Statement under the captions "Introductory Statement," "The Bonds," "The Agreement," "The Indenture" and "Appendix B - Auction Procedures" solely to determine whether such information and summaries conform to the Bonds, the Agreement and the Indenture (as those terms are defined in the Official Statement). The summary descriptions in the Official Statement under such captions, as of the date of the Official Statement and as of the date hereof, insofar as such descriptions purport to describe or summarize certain provisions of the Bonds, the Agreement and the Indenture, are accurate summaries of such provisions in all material respects. In addition, the information in the Official Statement under the caption "Tax Exemption" purporting to describe or summarize our opinion concerning certain federal tax matters relating to the Bonds have been reviewed by us, and is an accurate summary in all material respects. Except as specifically described in this paragraph, we express no opinion with respect to and have not undertaken to determine independently the accuracy, fairness or completeness of any statements contained or incorporated by reference in the Official Statement.

This letter is solely for the benefit of the addressees hereto. We disclaim any obligation to supplement this letter to reflect any facts or circumstances that may hereafter come to our attention on any changes in the law that may hereafter occur.

Respectfully yours,

Exhibit D

[Form Of Opinion Of Special Counsel
To Issuer To Be Delivered On Closing Date and Settlement Date]

[January __, 2005/June 1, 2005]

Illinois Finance Authority	LaSalle Capital Markets, A Division
Chicago, Illinois	of ABN AMRO Financial Services, Inc.
Chicago, Illinois

Loop Capital Markets LLC	Chapman and Cutler LLP
Chicago, Illinois	Chicago, Illinois

BNY Capital Markets, Inc.	Ambac Assurance Corporation
New York, New York	New York, New York

The Bank of New York
Trust Company, N.A.
Chicago, Illinois

Re:	$50,000,000 Illinois Finance Authority
Gas Supply Revenue Refunding Bonds, Series 2005A
(The Peoples Gas Light and Coke Company Project)

Ladies and Gentlemen:

I have acted as special counsel to the Illinois Finance Authority (the "Authority") in connection with the issuance and sale by the Authority of its $50,000,000 Gas Supply Revenue Refunding Bonds, Series 2005A (The Peoples Gas Light and Coke Company Project) (the "Bonds"), pursuant to an Indenture of Trust dated as of January 1, 2005 (the "Indenture"), between the Authority and The Bank of New York Trust Company, N.A., as trustee (the "Trustee"). Capitalized terms not otherwise defined herein have the same meanings ascribed to them in the Indenture.

In connection with the issuance of the Bonds, as special counsel to the Authority, I have examined the following:

(i) the Indenture;

(ii) the Loan Agreement (the "Loan Agreement") dated as of January 1, 2005 by and between the Authority and The Peoples Gas Light and Coke Company (the "Company");

(iii) the Bonds;

(iv) the resolution adopted by the governing body of the Authority on December 7, 2004 (the "Resolution"), authorizing the issuance, offering and sale of the Bonds under the terms set forth in the Resolution and authorizing the use and distribution of an Official Statement relating to the Bonds (the "Official Statement");

(v) the Contract of Purchase by and among the Authority and LaSalle Capital Markets, A Division of ABN AMRO Financial Services, Inc., BNY Capital Markets, Inc. and Loop Capital Markets, LLC (each individually, an "Underwriter" and collectively, the "Underwriters") dated January __, 2005 (the "Purchase Agreement");

(vi) the Tax Exemption Certificate and Agreement dated as of [January/June __, 2005] (the "Tax Agreement") by and among the Authority, the Trustee and the Company; and

(vii) the Illinois Finance Authority Act, 20 ILCS 3505/801 et seq., as supplemented and amended (the "Act").

In addition, I have examined originals or copies, certified or otherwise identified to my satisfaction, of such other records of the Authority, certificates of officers and representatives of the Authority, and other documents, and have made such investigation of law, as I have deemed necessary or advisable for the purpose of rendering the opinions hereinbelow expressed. I have assumed that the representations and warranties as to factual matters made by the Authority are true and correct. I have also assumed the genuineness and authenticity of all documents submitted to me as originals; the conformity to originals of all documents submitted to me as copies; the authorization and due execution and delivery of the Indenture, the Loan Agreement, the Tax Agreement and the Purchase Agreement (hereinafter, the "Authority Documents"), by any party other than the Authority, when authorization and due execution and delivery are a prerequisite to the effectiveness thereof; and that all Authority Documents are the valid and binding obligations of the other parties thereto.

Revenues and income derived from the Loan Agreement and as otherwise provided in the Indenture are the only sources available for payment of principal of, premium, if any or interest on, the Bonds. The Authority is not otherwise obligated to pay the principal amount of, premium, if any or any interest on, the Bonds. Neither the full faith and credit nor the taxing power of the State of Illinois is pledged to the payment of the principal of, premium, if any or interest on, the Bonds. The Authority has no taxing power with which to provide payment of the principal amount of, premium, if any or interest on, the Bonds nor does it have the power to commit the faith and credit or the taxing power of the State of Illinois or any political subdivision thereof to payment of the principal amount of, premium, if any or interest on, the Bonds.

Subject to the foregoing, I am of the opinion that as of the date hereof:

(i) The Authority is a body politic and corporate, duly organized and validly existing under the laws of the State of Illinois and particularly the Act;

(ii) The Authority has all necessary power and authority to (a) execute and deliver the Authority Documents; (b) issue the Bonds in the manner contemplated by the Resolution; and (c) otherwise consummate all of the actions of the Authority contemplated by the Resolution and the Authority Documents;

(iii) At the time of its adoption, the Authority had all necessary power and authority to adopt the Resolution and the Resolution has been duly adopted by the Authority at a meeting duly called and held in accordance with applicable law and the Resolution is in full force and effect and has not been rescinded, amended or modified since its adoption;

(iv) The Bonds have been duly authorized by all necessary action on the part of the Authority, have been duly executed by authorized officers of the Authority and, when authenticated and issued and paid for as provided for in the Indenture, will constitute the legal, valid and binding special and limited obligations of the Authority, enforceable in accordance with their terms, and are entitled to the benefit and security of the Indenture; provided, however, that their enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, heretofore or hereafter enacted, to the extent constitutionally applicable, and their enforcement may also be subject to the exercise of judicial discretion in appropriate cases;

(v) The Authority has duly authorized the execution and delivery of the Authority Documents;

(vi) The Authority has duly authorized the delivery and use of the Official Statement;

(vii) To the best of my knowledge, based solely upon certificates of officers of the Authority and inquiry of the General Counsel of the Authority, there is not now pending after service of summons, or threatened, any suit or proceeding against the Authority in any court or before any governmental entity, agency, tribunal or board (a) seeking to restrain or enjoin the issuance or delivery of the Bonds; (b) questioning or affecting the validity of the Bonds or the Authority Documents or any agreement or instrument to which the Authority is a party and which is used or contemplated for use in the consummation of the transactions contemplated therein, or the proceedings or authority under which the Bonds are to be issued; (c) questioning the right of the Authority to execute and deliver the Bonds or any of the Authority Documents; (d) questioning the right of the Authority to secure the Bonds in the manner provided in the Indenture and the Act; or (e) in any way contesting the creation, organization or existence of the Authority or the title of present members or other officials of the Authority to their respective offices;

(viii) To the best of my knowledge after due inquiry, the authorization, execution and delivery by the Authority of the Bonds and the Authority Documents, and the authorization of the delivery and use of the Official Statement, and the compliance with the provisions of each of the aforementioned documents by the Authority under the circumstances contemplated therein, do not or will not violate any resolution, ordinance or procedure of the Authority or conflict with or constitute, on the part of the Authority, a breach of, or default under, any regulation, order or consent decree of any court or governmental tribunal to which the Authority is subject and will not conflict with or violate, or result in a breach of any of the provisions of, or constitute a default under, any agreement or instrument to which the Authority is a party or by which the Authority or any of its property is bound;

(ix) To the best of my knowledge after due inquiry, all consents, approvals, orders or authorizations of any governmental authority, agency or commission having jurisdiction which are required for the execution and delivery by the Authority of the Authority Documents or the Bonds or the consummation by the Authority of the actions contemplated by the foregoing documents have been obtained, provided, however, that I express no opinion with respect to any state or federal securities laws or regulations upon the issuance of the Bonds; and

(x) Based upon my participation in the review and preparation of the Official Statement, but without having undertaken to determine independently the accuracy, completeness or fairness of the statements contained in the Official Statement, I am of the view that as of the date of the Official Statement and as of the date hereof, the statements and summaries contained in the Official Statement under the heading "THE ISSUER" are fair and accurate statements or summaries of the matters therein set forth. I have not been asked to express, and am not herein expressing, an opinion with respect to any section of the Official Statement other than the aforementioned sections or with respect to any other information supplied to purchasers of the Bonds.

The foregoing opinions are further subject to the following qualifications:

(i) I am licensed to practice law only in the State of Illinois and I express no opinion concerning any law other than the law of the State of Illinois.

(ii) I express no opinion as to the effect of the compliance or non-compliance by any party other than the Authority with any state or federal laws or regulations applicable because of the legal or regulatory status of such party, or because of the nature of the business of such party or because of such party's participation in the transactions contemplated in the Indenture or the Loan Agreement.

(iii) I express no opinion with regard to the applicability or effect of the Internal Revenue Code of 1986, as amended, and the applicable final, temporary or proposed regulations or revenue rulings issued by the Treasury Department of the Internal Revenue Service of the United States. In addition, I express no opinion as to the state or federal tax treatment to be accorded the sale and purchase of the Bonds or the interest, principal or other payments or deposits made under or on the Indenture, the Loan Agreement or the Bonds.

(iv) The opinions expressed herein are based upon an interpretation of, and are limited to, existing laws, ordinances and regulations, which laws are subject to change at any time by legislation, administrative action or judicial decision.

I render this opinion to the parties named above and it may not be relied upon in any manner by any other person or entity without my prior written consent. This opinion is limited to the matters stated herein and no opinion may be implied or inferred beyond the matters expressly stated. This opinion is given as of the date hereof and I assume no obligation to advise of changes that may hereafter be brought to my attention.

Exhibit E-1

Form of Opinion of Counsel to Company
to be delivered on Closing Date
January __, 2005

LaSalle Capital Markets, A Division of
   ABN AMRO Financial Services, Inc.,
BNY Capital Markets, Inc.
Loop Capital Markets, LLC
c/o LaSalle Capital Markets, A Division of
   ABN AMRO Financial Services, Inc.,
   as Senior Manager
540 West Madison Street, Suite 3200
Chicago, Illinois 60602

Illinois Finance Authority 180 North Stetson Avenue Suite 2555 Two Prudential Plaza Chicago, Illinois 60601 Ambac Financial Group One State Street Plaza New York, New York 10004

Re:	Illinois Finance Authority
Gas Supply Refunding Revenue Bonds, Series 2005A
(The Peoples Gas Light and Coke Company Project)

Ladies and Gentlemen:

We have served as legal counsel to The Peoples Gas Light and Coke Company (the "Company"), in connection with the issuance and sale by the Illinois Finance Authority (the "Issuer") of $50,000,000 aggregate principal amount of Gas Supply Refunding Revenue Bonds, Series 2005A (The Peoples Gas Light and Coke Company Project) (the "Bonds"). The Bonds are to be issued under an Indenture of Trust, dated as of January 1, 2005 (the "Indenture"), between the Issuer and The Bank of New York Trust Company, N.A., as trustee (the "Trustee"). This opinion is being delivered to you pursuant to Section 7(e)(x) of the Contract of Purchase dated January __, 2005 (the "Contract of Purchase") by and among the Company, the Issuer, and LaSalle Capital Markets, A Division of ABN AMRO Financial Services, Inc., BNY Capital Markets, Inc. and Loop Capital Markets, LLC (collectively, the "Underwriters"). Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Indenture.

I.   Documents Reviewed

In connection with this opinion letter, we have examined the following documents:

(i) The Charter and By-Laws of the Company.

(ii) The Preliminary Official Statement dated January 10, 2005 (such Preliminary Official Statement, including the Appendices thereto and all material incorporated by reference therein, referred to collectively as the "Preliminary Official Statement"), relating to the offer and sale of the Bonds by the Underwriters.

(iii) The Official Statement dated January __, 2005 (such Official Statement, including the Appendices thereto and all material incorporated by reference therein, referred to collectively as the "Official Statement"), relating to the offer and sale of the Bonds.

(iv) The Loan Agreement dated as of January 1, 2005 (the "Loan Agreement"), pursuant to which the Issuer will loan to the Company the proceeds received from the sale of the Bonds in order to provide funds to refund the Prior Bonds (as defined in the Loan Agreement).

(v) The Contract of Purchase.

(vi) The Mortgage dated as of March 1, 1926 given by the Company to U.S. Bank National Association (the "First Mortgage Trustee"), as sucessor to Continental Illinois National Bank and Trust Company of Chicago, as Trustee, as heretofore supplemented and amended (the "Original Mortgage") and the Supplemental Indenture dated as of January 1, 2005 (the "First Mortgage Supplemental Indenture") to the Original Mortgage pursuant to which the Company will issue The Peoples Gas Light and Coke Company First and Refunding Mortgage Multi-Modal Bonds, Series RR (the "First Mortgage Bonds") in the aggregate principal amount of $50,000,000, (the Original Mortgage as supplemented by the First Mortgage Supplemental Indenture is referred to herein as the "Mortgage").

(vii) Resolutions of the Board of Directors of the Company authorizing the issuance of the Series RR Bonds, the execution of the First Mortgage Supplemental Indenture and other related matters.

(viii) The Continuing Disclosure Undertaking dated as of January 1, 2005, by and between the Company and the Trustee (the "Continuing Disclosure Agreement").

(ix) The Tax Exemption Certificate and Agreement dated as of January 1, 2005 (the "Arbitrage Agreement"), among the Issuer, the Company and the Trustee

(x) The Insurance Agreement dated as of January 1, 2005 (the "Insurance Agreement"), by and between the Company and Ambac Assurance Corporation (the Loan Agreement, the Contract of Purchase, the First Mortgage Supplemental Indenture, the Mortgage, the Continuing Disclosure Agreement, the Arbitrage Agreement and the Insurance Agreement are collectively referred to herein as the "Company Agreements" and the Company Agreements, together with the Indenture are collectively referred to herein as the "Bond Documents").

(xi) The informational filing of the Company to the Illinois Commerce Commission and the Order of the Illinois Commerce Commission dated December 7, 2004 Docket No. 04-0711 authorizing the Company to issue and deliver the Bonds and the First Mortgage Bonds.

(xii) The opinion of Chapman and Cutler LLP, as bond counsel, dated the date hereof (the "Opinion of Bond Counsel").

(xiii) The Order of the Securities and Exchange Commission dated December 6, 1968, exempting Peoples Energy Corporation (formerly Peoples Gas Company) and its subsidiary companies as such, including the Company, from the provisions of the Public Utility Holding Company Act of 1935.

(xiv) The certificate of ______________________, _____________ of the Company, a copy of which is attached hereto (the "Officer's Certificate").

(xv) Such statutes, decisions, documents and other data that we consider pertinent for the purposes of this opinion.

II.  Assumptions Underlying Our Opinion

(A) For purposes of these opinions, we have assumed with your permission:

(i) the authenticity of all documents submitted to us as originals; the conformity to authentic original documents of all documents submitted to us as certificated, conformed or photostatic copies; and the genuineness of all signatures (other than signatures of authorized officials of the Company) of all natural persons signing such originals or copies.

(ii) all necessary consents, authorizations, approvals, permits or certificates (governmental and otherwise) which are required to be obtained by parties other than the Company as a condition to the consummation by such parties of the transactions contemplated by the Bond Documents have been obtained.

(iii) that the executed originals of the Indenture, the Loan Agreement, the Contract of Purchase, and the Arbitrage Agreement will be in substantially the same form as the drafts or copies provided to us for review.

(B) With regard to all factual matters, we have reviewed and relied upon the certificate of officers of the Company referred to in paragraph I(xiii) above, and have assumed without independent investigation that all of such certificates are accurate.

III.   Our Opinions

It is our opinion that:

(A) the Company (i) is a corporation validly existing under the laws of the State of Illinois, and, based solely upon the good standing certificate delivered by the Company to the Underwriters, is in good standing in the State of Illinois and (ii) has power and authority (corporate and other) to own its property and conduct its business as described in the Official Statement;

(B) the Contract of Purchase has been duly authorized, executed and delivered by the Company and is a valid obligation of the Company;

(C) the Loan Agreement and the Continuing Disclosure Agreement have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligations of the Company, enforceable in accordance with their respective terms (except to the extent limited by bankruptcy, insolvency or reorganization laws or by laws relating to or affecting the enforcement of creditors' rights and by general equity principles);

(D) the First Mortgage Supplemental Indenture has been duly authorized, executed and delivered by the Company, and constitutes the valid and legally binding obligation of the Company enforceable in accordance with its terms (except to the extent limited by bankruptcy, insolvency or reorganization laws or by laws relating to or affecting the enforcement of creditors' rights and by general equity principles); and no authorization, vote, consent or action by the holders of any of the outstanding securities of the Company is necessary with respect thereto;

(E) the Arbitrage Agreement and the Insurance Agreement have been duly authorized, executed and delivered by the Company and each constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms (except to the extent limited by bankruptcy, insolvency or reorganization laws or by laws relating to or affecting the enforcement of creditors' rights and by general equity principles);

(F) the Mortgage constitutes, and together with the First Mortgage Supplemental Indenture, when the latter has been duly recorded, will constitute, a valid mortgage lien upon the interests of the Company in the real and personal property (including franchises) therein described (except any which have been duly released from the lien thereof);

(G) all legally required proceedings in connection with the execution and delivery of the Loan Agreement, the Contract of Purchase, the Continuing Disclosure Agreement and the First Mortgage Supplemental Indenture by the Company and the authorization and issuance of the First Mortgage Bonds, and the use of the First Mortgage Bonds, by the Company in the manner set forth in the Loan Agreement, have been completed and remain in effect, and all requisite action of public board or bodies (other than in connection or in compliance with the provisions of the securities or "Blue Sky" laws of any jurisdiction) as may be legally required with respect to such matters or matters related thereto has been taken and remains in effect, and the Company is exempt from the provisions of the Public Utility Holding Company Act of 1935 applicable to it, except Section 9(a)(2) thereof, with respect to such authorization, issuance and use;

(H) the Original Mortgage has been duly filed and recorded in all jurisdictions in which it is necessary to be filed and recorded in order to constitute a lien of record on the Company's real and personal property described in the Mortgage as being made subject to the lien thereof situated in The Counties of Cook, Champaign, Ford, Grundy, Piatt, Kankakee, Livingston and Will, Illinois (such counties being the only counties the Company has certified to us as being jurisdictions in which such property described in the Mortgage is situated);

(I) The Mortgage will constitute a valid mortgage lien on all real and personal property described as being subject to the lien of the Mortgage hereafter acquired by the Company in the State of Illinois, provided that (i) with respect to interests in real property conveyed by deed, easement, license or similar instrument such instrument is recorded in the recorder's office of the county in which the real property made subject to such instrument is located, and (ii) the Mortgage is or has been recorded (whether prior to or after such acquisition) in the recorder's office of the county in which such property hereafter acquired by the Company is located;

(J) the Company holds all franchises, certificates of public convenience or comparable authorizations required to be obtained from any federal or state body or regulatory agency which regulates public utilities necessary to carry on the utility business in which the Company is engaged;

(K) to our knowledge, the Company is not in default under and is not violating (a) any provision of its Charter or By-Laws or (b) any indenture, mortgage, lien, agreement, contract, deed, lease, loan agreement, note, order, judgment, decree or other instrument or restriction of any kind or character to which it is a party or by which it is bound, or to which it or any of its property is subject, other than defaults which singularly, or in the aggregate would not be expected to cause a material adverse affect upon the Company's condition, business or prospects (financial or otherwise). The execution and delivery of the Company Agreements, and the performance by the Company of its obligations thereunder, will not violate any provision of law or any applicable judgment, order, rule, or regulation of any court or of any public or governmental agency or authority in effect on the date hereof, and will not conflict with, or result in the breach of any of the provisions of, or (with or without the lapse of time or the giving of notice, or both) constitute a default under, the Charter or By-Laws of the Company, or, to our knowledge, any indenture, mortgage, deed of trust, contract, deed, lease, note, order, judgment, decree or other agreement or restriction of any kind or to which the Company is a party or by which the Company or any property is bound;

(L) no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any public board or body is pending, or to our knowledge threatened, against or affecting the Company, nor to our knowledge is there any basis therefor, wherein an unfavorable decision, ruling or finding would question or tend to question the validity or enforceability of the Company Agreements, or the transactions contemplated thereby;

(M) the statements in the Official Statement under the caption "The First Mortgage Bonds and the First Mortgage Indenture", insofar as they pertain to obligations of the Company and insofar as they purport to summarize provisions of the documents specifically referred to under said captions, constitute fair and accurate summaries of the matters purported to be summarized; and

(N) the sale and delivery of the Bonds and the issuance and delivery of the First Mortgage Bonds and the execution and delivery of the Loan Agreement do not require registration of the Bonds or the First Mortgage Bonds under the Securities Act of 1933, as amended, (the "Securities Act") and likewise do not require qualification of the Indenture or the First Mortgage Supplemental Indenture under the Trust Indenture Act of 1939, as amended. In rendering the opinion set forth in this paragraph (N), we are relying upon the Opinion of Bond Counsel as to the valid authorization and issuance of the Bonds and the tax exempt status of interest on the Bonds.

In the course of the preparation of the statements in the Official Statement under the captions "Introductory Statement", "Plan of Finance", "The Bonds", "The First Mortgage Bonds and the First Mortgage Indenture", "The Agreement", "The Indenture", "Continuing Disclosure Undertaking", "Legal Matters", and "Authorization" and in Appendix A of the Official Statement (collectively, the "Company Statements"), we have participated in conferences with officers and representatives of the Company during the course of which the contents of the Company Statements and related matters were discussed. Except as set forth in paragraph (M) herein, we have not independently checked the accuracy or completeness of, or otherwise verified, and accordingly are not passing upon, and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in, or incorporated by reference into, the Official Statement. However, as a result of such consideration and participation, nothing has come to our attention which causes us to believe that the Company Statements (excluding the financial statements, financial data, statistical data and supporting schedules contained or incorporated by reference therein, with respect to which we express no belief) as of their date contained or at the date hereof contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make such statements, in light of the circumstances under which they were made, not misleading;

IV.   Exclusions

1. General Exclusions. We call your attention to the following matters as to which we express no opinion:

(a) Indemnification. Any agreement of the Company in the Bond Documents relating to indemnification, contribution or exculpation from costs, expenses or other liabilities that is contrary to public policy or applicable law;

(b) Fraudulent Transfer. The effect, if applicable, of fraudulent conveyance, fraudulent transfer and preferential transfer laws and principles of equitable subordination;

(c) Jurisdiction, Venue, etc. Any agreement of the Company in the Bond Documents to submit to the jurisdiction of federal or state courts located outside the State of Illinois, to waive any objection to the laying of the venue, to waive the defense of forum non conveniens in any action or proceeding referred to therein, to waive trial by jury, to effect service of process in any particular manner or to establish evidentiary standards, and any agreement of the Company regarding the choice of law governing a Bond Document (except as otherwise expressly provided in this opinion letter);

(d) Trust Relationship. The creation of any trust relationship by the Company on behalf of the Issuer;

(e) Certain Laws. State securities and Blue Sky laws or regulations, federal and state banking laws and regulations, pension and employee benefit laws and regulations, federal and state environmental laws and regulations, federal and state tax laws and regulations, federal and state health and occupational safety laws and regulations, building code, zoning, subdivision and other laws and regulations governing the development, use and occupancy of real property, federal and state antitrust and unfair competition laws and regulations, the Assignment of Claims Act of 1940, and the effect of any of the foregoing on any of the opinions expressed herein;

(f) Local Ordinances. The ordinances, statutes, administrative decisions, orders, rules and regulations of any municipality, county, special district or other political subdivision of the State of Illinois, other than to the extent expressly set forth in paragraphs III(G) and III(J) above; without limiting the foregoing, we express no opinion concerning the technical, operational or financial feasibility of operating the Project in accordance with applicable laws or the terms and conditions of any permits, licenses, approvals or authorizations which may be required by local municipal governments, nor do we express any opinion as to whether any property is in compliance with any laws and regulations relating to the construction, occupancy or use thereof (including, without limitation, zoning laws and building codes);

(g) Certain Agreements of the Company. Any agreement of the Company in the Bond Documents providing for:

          specific performance of any of the Company's obligations;

          establishment of a contractual rate of interest payable after judgment;

          the granting of any power of attorney;

          survival of liabilities and obligations of any party under the Indenture arising after the effective date of termination thereof; or

          obligations to make an agreement in the future;

(h) Remedies. Any provision in the Bond Documents to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

(i) Sale of Collateral. Any provision in the Bond Documents relating to the sale or other disposition of personal property subject to the Indenture or the First Mortgage Supplemental Indenture except in compliance with the Uniform Commercial Code of the State of Illinois (the "Illinois UCC") (including any purchase thereof by the Trustee);

(j) Custody of Collateral. Any provisions in the Bond Documents for the care of collateral in the possession of the Trustee to the extent inconsistent with Section 9-207 of the Illinois UCC; and

(k) Waivers. Any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (collectively, a "Waiver") by the Company under the Bond Documents to the extent limited by Sections 1-102(3) or 9-602 of the Illinois UCC or other provisions of applicable law (including judicial decisions), except to the extent that such Waiver is effective under and is not prohibited by or void or invalid under Section 9-602 of Illinois UCC or other provisions of applicable law (including judicial decisions).

2. Exclusions as to Security Interests. We express no opinion with respect to title or priority of liens or security interests with regard to any property or the character of any particular property of the Company as constituting real or personal property under the Mortgage Act of the State of Illinois (765 ILCS 905/1) and any real or personal property not located in The Counties of Cook, Champaign, Ford, Grundy, Piatt, Kankakee, Livingston and Will, Illinois; and

3. Enforceability of Lien on Certain Types of Collateral. We express no opinion with respect to the enforceability of any lien on or security interest in any property as against a "buyer in the ordinary course of business" (within the meaning of Article 9 of the Illinois UCC) of such property.

V.   Qualifications and Limitations

1. General Qualifications and Limitations. The opinions set forth above are subject to the following qualifications and limitations:

(a) Applicable Law. Our opinions are limited to the federal law of the United States and the laws of the State of Illinois, and we do not express any opinion concerning any other law. Without limiting the generality of the preceding sentence, the Insurance Agreement purports to be governed by the laws of the State of New York and for purposes of our opinions with respect to the Insurance Agreement in paragraphs III(E) and III(K) hereof we have assumed with your permission that the laws of the State of New York (including any administrative or judicial interpretation thereof) relevant to the Insurance Agreement and the transactions contemplated thereby are the same as such laws of the State of Illinois.

(b) Bankruptcy. Our opinions are subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, laws relating to preferences and fraudulent transfers or conveyances), reorganization, moratorium and other similar laws affecting creditors' rights generally.

(c) Equitable Principles. Our opinions are subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing. In applying such principles, a court, among other things, might limit the availability of specific equitable remedies (such as injunctive relief and the remedy of specific performance), might not allow a creditor to accelerate maturity of debt or exercise other remedies upon the occurrence of a default deemed immaterial or for non-credit reasons or might decline to order the Company to perform covenants in the Bond Documents. Further, a court may refuse to enforce a covenant if and to the extent that it deems such covenant to be violative of applicable public policy, including, for example, provisions requiring indemnification of the Issuer or the Trustee against liability for their own wrongful or negligent acts.

(d) Rights of Company to Cure. Our opinions in paragraphs III(D), III(F), III(H) and III(I) above with respect to the enforceability of, or the benefits provided by, the Mortgage or the First Mortgage Supplemental Indenture are further subject to the effect of the rights of the Company under Section 5/15-1602 of the Illinois Code of Civil Procedure (735 ILCS 5/15-1602) to cure defaults and reinstate the Mortgage once every five years.

(e) Unenforceability of Certain Provisions. Certain of the provisions contained in the Bond Documents may be unenforceable or ineffective, in whole or in part, but the inclusion of such provisions does not render the Bond Documents invalid as a whole, and the Indenture, the Mortgage, and other Bond Documents contain, in our opinion, adequate remedial provisions for the ultimate practical realization of the principal benefits purported to be afforded thereby, subject to the other qualifications contained in this opinion letter. We note, however, that the unenforceability of such provisions may result in delays in enforcement of the rights and remedies of the Trustee under the Indenture, the First Mortgage Trustee under the Mortgage and of other parties under other Bond Documents, and we express no opinion as to the economic consequences, if any, of such delays. Without limiting the foregoing, we express no opinion herein as to the legality, validity, binding nature or enforceability of the second and fourth sentences of Section 7.12 (Default by the Issuer-Limited Liability) of the Loan Agreement.

(f) Noncontravention and Governmental Approvals. With respect to the opinions expressed in paragraph III(K) hereof, our opinions are limited (i) to our knowledge of the Company's specially regulated business activities as an Illinois local gas distribution public utility and the Company's properties based solely upon the certificate of officers of the Company in respect of such matters and without any independent investigation or verification on our part and (ii) to our review of only those laws and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Bond Documents.

(g) Knowledge. For purposes of this opinion letter, the term "our knowledge" or "our attention" means the actual knowledge of the following attorneys of our firm working in connection with the issuance of the Bonds and the First Mortgage Bonds: Mark J. McGuire, John G. Nassos and Fred B. Jacobsen.

(h) Incorporated Documents. Except with respect to the enumerated documents filed by the Company with the Securities and Exchange Commission expressly incorporated by reference in Appendix A of the Official Statement under the heading "Incorporation of Certain Documents By Reference and Additional Information" (such documents, excluding the financial statements, financial data, statistical data and supporting schedules contained or incorporated by reference therein, are referred to herein as the "SEC Filings") this opinion does not relate to (and we have not reviewed) any documents or instruments other than those specifically listed in Part I of this opinion letter, and we express no opinion as to such other documents or instruments (including, without limitation, any documents or instruments referenced or incorporated in any of the documents listed in Part I of this opinion letter or incorporated by reference in the SEC filings) or as to the interplay between those documents and instruments we reviewed and any such other documents and instruments. The assurance given in the last paragraph of Section III of this opinion letter is given with the understanding that any statement contained in an SEC Filing will be deemed to be modified or superseded to the extent it has been modified or superseded in an SEC Filing subsequently filed with the Securities and Exchange Commission, that we have relied as to all factual matters on the Officer's Certificate, and that we have not independently checked the accuracy or completeness of, or otherwise verified, the accuracy, completeness or fairness of, the statements contained in the SEC Filings.

(i) Material Changes to Terms. Provisions in the Bond Documents which provide that any obligations of the Company thereunder will not be affected by the action or failure to act on the part of any other party thereto or by an amendment or waiver of the provisions contained in the other Bond Documents might not be enforceable under circumstances in which such action, failure to act, amendment or waiver so materially changes the essential terms of the obligations that, in effect, a new contract has arisen between the Company and such other party.

(j) Mathematical Calculations. We have made no independent verification of any of the numbers, schedules, formulae or calculations in documents presented in connection with the authentication and issuance of the Bonds or the First Mortgage Bonds, and we render no opinion with regard to the accuracy, validity or enforceability of any of them.

2. Qualifications and Limitations as to Security Interests. Our opinions in paragraphs III(D), III(F), III(H) and III(I) above are subject to the following:

(a) After-Acquired Property. A security interest in any real or personal property of the Company that constitutes after-acquired collateral does not attach until the Company has rights in such after-acquired collateral. With respect to interests in real property conveyed by deed, easement, license or similar instrument after the date of the First Mortgage Supplemental Indenture, (i) such deed, easement, license or similar instrument must be recorded in the recorder's office of the county in which the real property made subject to such instrument is located, and (ii) the Mortgage must be recorded (whether prior to or after such acquisition) in the recorder's office of the county in which such after-acquired property is located.

(b) Property Acquired after Commencement of Bankruptcy Case. In the case of property which becomes subject to the lien of the Indenture after the date hereof, Section 552 of the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code") limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

(c) After-acquired Property as Voidable Preference. In the case of property which becomes subject to the lien of the Indenture after the date hereof, Section 547 of the Bankruptcy Code provides that a transfer is not made until the debtor has rights in the property transferred, so a security interest in after-acquired property which is security for other than a contemporaneous advance may be treated as a voidable preference under the conditions (and subject to the exceptions) provided by Section 547 of the Bankruptcy Code.

(d) Rights of Third Parties in Certain Collateral. The rights of the Trustee with respect to property consisting of accounts, instruments, licenses, leases, contracts or other agreements will be subject to the claims, rights and defenses of the other parties thereto against the Company. Also, to the extent that the Company from time to time may have accounts receivable or profits derived from contracts for the furnishing of goods or services to the federal government or a political subdivision thereof (each such contract is referred to herein as a "Federal Contract"), the Assignment of Claims Act of 1940 limits the ability of a party to a Federal Contract to grant a security interest in contractual rights, including the right to payment of accounts receivable derived from such Federal Contract, and requires the consent of the federal government to any such security interest being granted.

(e) Licenses or Permits as Collateral. In the case of any property subject to the lien of the Mortgage which consists of licenses or permits issued by governmental authorities or other persons or entities, the Company may not have sufficient rights therein for the lien of the Mortgage to attach and, even if the Company has sufficient rights for the lien of the Mortgage to attach, the exercise of remedies may be limited by the terms of the license or permit or require the consent of the governmental authority issuing such license or permit.

VI.   Reliance on Opinions

The foregoing opinions are being furnished to the Underwriters and the Issuer solely in connection with the authentication, issuance and delivery of the Bonds and the First Mortgage Bonds, and this opinion letter is not to be furnished to any other person or entity or used or relied upon for any other purpose without our prior written consent. The opinions set forth herein are made as of the date hereof, and we assume no obligation to supplement this opinion letter if any applicable laws change after the date hereof or if we become aware after the date hereof of any facts that might change the opinions expressed herein.

Very truly yours,

Enclosure (Officer's Certificate)

Exhibit E-2

Form of Opinion of Counsel to Company
to be delivered on Settlement Date

June 1, 2005

LaSalle Capital Markets, A Division of
   ABN AMRO Financial Services, Inc.,
BNY Capital Markets, Inc.
Loop Capital Markets, LLC
c/o LaSalle Capital Markets, A Division of
   ABN AMRO Financial Services, Inc.,
   as Senior Manager
540 West Madison Street, Suite 3200
Chicago, Illinois 60602

Illinois Finance Authority 180 North Stetson Avenue Suite 2555 Two Prudential Plaza Chicago, Illinois 60601 Ambac Financial Group One State Street Plaza New York, New York 10004

Re:	Illinois Finance Authority
Gas Supply Refunding Revenue Bonds, Series 2005A
(The Peoples Gas Light and Coke Company Project)

Ladies and Gentlemen:

We have served as legal counsel to The Peoples Gas Light and Coke Company (the "Company"), in connection with the issuance and sale by the Illinois Finance Authority (the "Issuer") of $50,000,000 aggregate principal amount of Gas Supply Refunding Revenue Bonds, Series 2005A (The Peoples Gas Light and Coke Company Project) (the "Bonds"). The Bonds are being issued under an Indenture of Trust, dated as of January 1, 2005 (the "Indenture"), between the Issuer and The Bank of New York Trust Company, N.A., as trustee (the "Trustee"). This opinion is being delivered to you pursuant to Section 8(e)(ix) of the Contract of Purchase dated January __, 2005 (the "Contract of Purchase") by and among the Company, the Issuer, and LaSalle Capital Markets, A Division of ABN AMRO Financial Services, Inc., BNY Capital Markets, Inc. and Loop Capital Markets, LLC (collectively, the "Underwriters"). Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Indenture.

I. Documents Reviewed

In connection with this opinion letter, we have examined the following documents:

(i) The Charter and By-Laws of the Company.

(ii) The Preliminary Official Statement dated January 10, 2005 (such Preliminary Official Statement, including the Appendices thereto and all material incorporated by reference therein, referred to collectively as the "Preliminary Official Statement"), relating to the offer and sale of the Bonds by the Underwriters.

(iii) The Official Statement dated January __, 2005 (such Official Statement, including the Appendices thereto and all material incorporated by reference therein, referred to collectively as the "Official Statement"), relating to the offer and sale of the Bonds.

(iv) The Loan Agreement dated as of January 1, 2005 (the "Loan Agreement"), pursuant to which the Issuer will loan to the Company the proceeds received from the sale of the Bonds in order to provide funds to refund the Prior Bonds (as defined in the Loan Agreement).

(v) The Contract of Purchase.

(vi) The Mortgage dated as of March 1, 1926 given by the Company to U.S. Bank National Association (the "First Mortgage Trustee"), as sucessor to Continental Illinois National Bank and Trust Company of Chicago, as Trustee, as heretofore supplemented and amended (the "Original Mortgage") and the Supplemental Indenture dated as of January 1, 2005 (the "First Mortgage Supplemental Indenture") to the Original Mortgage pursuant to which the Company will issue The Peoples Gas Light and Coke Company First and Refunding Mortgage Multi-Modal Bonds, Series RR (the "First Mortgage Bonds") in the aggregate principal amount of $50,000,000, (the Original Mortgage as supplemented by the First Mortgage Supplemental Indenture is referred to herein as the "Mortgage").

(vii) Resolutions of the Board of Directors of the Company authorizing the issuance of the Series RR Bonds, the execution of the First Mortgage Supplemental Indenture and other related matters.

(viii) The First Mortgage Bonds issued by the Company to the Issuer under the First Mortgage Supplemental Indenture as provided in the Indenture and the Loan Agreement.

(ix) The Continuing Disclosure Undertaking dated as of January 1, 2005, by and between the Company and the Trustee (the "Continuing Disclosure Agreement").

(x) The Tax Exemption Certificate and Agreement dated as of January 1, 2005 (the "Arbitrage Agreement"), among the Issuer, the Company and the Trustee.

(xi) The Insurance Agreement dated as of January 1, 2005 (the "Insurance Agreement"), by and between the Company and Ambac Assurance Corporation (the Loan Agreement, the Contract of Purchase, the Bonds, the First Mortgage Supplemental Indenture, the Mortgage, the First Mortgage Bonds, the Continuing Disclosure Agreement, the Arbitrage Agreement and the Insurance Agreement are collectively referred to herein as the "Company Agreements" and the Company Agreements, together with the Indenture are collectively referred to herein as the "Bond Documents").

(xii) The informational filing of the Company to the Illinois Commerce Commission and the Order of the Illinois Commerce Commission dated December 7, 2004 Docket No. 04-0711 authorizing the Company to issue and deliver the Bonds and the First Mortgage Bonds.

(xiii) The approving opinion of Chapman and Cutler LLP, as bond counsel, dated the date hereof (the "Opinion of Bond Counsel").

(xiv) The Order of the Securities and Exchange Commission dated December 6, 1968, exempting Peoples Energy Corporation (formerly Peoples Gas Company) and its subsidiary companies as such, including the Company, from the provisions of the Public Utility Holding Company Act of 1935.

(xv) The certificate of _____________________, _____________ of the Company, a copy of which is attached hereto (the "Officer's Certificate"), and the certificates of ____________________________, __________________ of the Company, and _______________________________ engineer for the Company, delivered to the First Mortgage Trustee.

(xvi) Such statutes, decisions, documents and other data that we consider pertinent for the purposes of this opinion.

II. Assumptions Underlying Our Opinion

(A) For purposes of these opinions, we have assumed with your permission:

(i) the authenticity of all documents submitted to us as originals; the conformity to authentic original documents of all documents submitted to us as certificated, conformed or photostatic copies; and the genuineness of all signatures (other than signatures of authorized officials of the Company) of all natural persons signing such originals or copies.

(ii) all necessary consents, authorizations, approvals, permits or certificates (governmental and otherwise) which are required to be obtained by parties other than the Company as a condition to the execution, issuance and delivery of the Bonds or the First Mortgage Bonds and to the consummation by such parties of the transactions contemplated thereby have been obtained.

(iii) that the executed originals of the Indenture, the Bonds, the Loan Agreement, the Contract of Purchase, and the Arbitrage Agreement will be in substantially the same form as the drafts or copies provided to us for review.

(B) With regard to all factual matters, we have reviewed and relied upon the certificates of officers of the Company referred to in paragraph I(xv) above, and have assumed without independent investigation that all of such certificates are accurate.

III. Our Opinions

It is our opinion that:

(A) the Company (i) is a corporation validly existing under the laws of the State of Illinois, and, based solely upon the good standing certificate delivered by the Company to the Underwriters, is in good standing in the State of Illinois and (ii) has power and authority (corporate and other) to own its property and conduct its business as described in the Official Statement;

(B) the Contract of Purchase has been duly authorized, executed and delivered by the Company and is a valid obligation of the Company;

(C) the Loan Agreement and the Continuing Disclosure Agreement have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligations of the Company, enforceable in accordance with their respective terms (except to the extent limited by bankruptcy, insolvency or reorganization laws or by laws relating to or affecting the enforcement of creditors' rights and by general equity principles);

(D) the First Mortgage Bonds have been duly authorized, authenticated and delivered and are valid and legally binding obligations of the Company entitled to the benefits and security of the Mortgage and the First Mortgage Supplemental Indenture, enforceable in accordance with their terms (except to the extent limited by bankruptcy, insolvency or reorganization laws or by laws relating to or affecting the enforcement of creditors' rights and by general equity principles) and are secured equally and ratably with all other bonds outstanding under the Mortgage except insofar as any sinking or other fund may afford additional security for the bonds of any particular series;

(E) the First Mortgage Supplemental Indenture has been duly authorized, executed and delivered by the Company, and constitutes the valid and legally binding obligation of the Company enforceable in accordance with its terms (except to the extent limited by bankruptcy, insolvency or reorganization laws or by laws relating to or affecting the enforcement of creditors' rights and by general equity principles); and no authorization, vote, consent or action by the holders of any of the outstanding securities of the Company is necessary with respect thereto;

(F) the Arbitrage Agreement and the Insurance Agreement have been duly authorized, executed and delivered by the Company and each constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms (except to the extent limited by bankruptcy, insolvency or reorganization laws or by laws relating to or affecting the enforcement of creditors' rights and by general equity principles);

(G) the Mortgage constitutes, and together with the First Mortgage Supplemental Indenture, when the latter has been duly recorded, will constitute, a valid mortgage lien upon the interests of the Company in the real and personal property

(including franchises) therein described (except any which have been duly released from the lien thereof);

(H) all legally required proceedings in connection with the execution and delivery of the Loan Agreement, the Contract of Purchase, the Continuing Disclosure Agreement and the First Mortgage Supplemental Indenture by the Company and the authorization and issuance of the First Mortgage Bonds, and the use of the First Mortgage Bonds, by the Company in the manner set forth in the Loan Agreement, have been completed and remain in effect, and all requisite action of public board or bodies (other than in connection or in compliance with the provisions of the securities or "Blue Sky" laws of any jurisdiction) as may be legally required with respect to such matters or matters related thereto has been taken and remains in effect, and the Company is exempt from the provisions of the Public Utility Holding Company Act of 1935 applicable to it, except Section 9(a)(2) thereof, with respect to such authorization, issuance and use;

(I) the Mortgage has been duly filed and recorded in all jurisdictions in which it is necessary to be filed and recorded in order to constitute a lien of record on the Company's real and personal property described in the Mortgage as being made subject to the lien thereof situated in The Counties of Cook, Champaign, Ford, Grundy, Piatt, Kankakee, Livingston and Will, Illinois (such counties being the only counties the Company has certified to us as being jurisdictions in which such property described in the Mortgage is situated);

(J) The Mortgage will constitute a valid mortgage lien on all real and personal property described as being subject to the lien of the Mortgage hereafter acquired by the Company in the State of Illinois, provided that (i) with respect to interests in real property conveyed by deed, easement, license or similar instrument such instrument is recorded in the recorder's office of the county in which the real property made subject to such instrument is located, and (ii) the Mortgage is or has been recorded (whether prior to or after such acquisition) in the recorder's office of the county in which such property hereafter acquired by the Company is located;

(K) the Company holds all franchises, certificates of public convenience or comparable authorizations required to be obtained from any federal or state body or regulatory agency which regulates public utilities necessary to carry on the utility business in which the Company is engaged;

(L) to our knowledge, the Company is not in default under and is not violating (a) any provision of its Charter or By-Laws or (b) any indenture, mortgage, lien, agreement, contract, deed, lease, loan agreement, note, order, judgment, decree or other instrument or restriction of any kind or character to which it is a party or by which it is bound, or to which it or any of its property is subject, other than defaults which singularly, or in the aggregate would not be expected to cause a material adverse affect upon the Company's condition, business or prospects (financial or otherwise). The execution and delivery of the Company Agreements, and the performance by the Company of its obligations thereunder, will not violate any provision of law or any applicable judgment, order, rule, or regulation of any court or of any public or governmental agency or authority, and will not conflict with, or result in the breach of any of the provisions of, or (with or without the lapse of time or the giving of notice, or both) constitute a default under, the Charter or By-Laws of the Company, or, to our knowledge, any indenture, mortgage, deed of trust, contract, deed, lease, note, order, judgment, decree or other agreement or restriction of any kind or to which the Company is a party or by which the Company or any property is bound;

(M) no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any public board or body is pending, or to our knowledge threatened, against or affecting the Company, nor to our knowledge is there any basis therefor, wherein an unfavorable decision, ruling or finding would question or tend to question the validity or enforceability of the Company Agreements, or the transactions contemplated thereby;

(N) the statements in the Official Statement under the caption "The First Mortgage Bonds and the First Mortgage Indenture", insofar as they pertain to obligations of the Company and insofar as they purport to summarize provisions of the documents specifically referred to under said captions, constitute fair and accurate summaries of the matters purported to be summarized; and

(O) the sale and delivery of the Bonds and the issuance and delivery of the First Mortgage Bonds and the execution and delivery of the Loan Agreement do not require registration of the Bonds or the First Mortgage Bonds under the Securities Act of 1933, as amended, (the "Securities Act") and likewise do not require qualification of the Indenture or the First Mortgage Supplemental Indenture under the Trust Indenture Act of 1939, as amended. In rendering the opinion set forth in this paragraph (O), we are relying upon the Opinion of Bond Counsel as to the valid authorization and issuance of the Bonds and the tax-exempt status of interest on the Bonds.

In the course of the preparation of the statements in the Official Statement under the captions "Introductory Statement", "Plan of Finance", "The Bonds", "The First Mortgage Bonds and the First Mortgage Indenture", "The Agreement", "The Indenture", "Continuing Disclosure Undertaking", "Legal Matters", and "Authorization" and in Appendix A of the Official Statement (collectively, the "Company Statements"), we have participated in conferences with officers and representatives of the Company during the course of which the contents of the Company Statements and related matters were discussed. Except as set forth in paragraph (N) herein, we have not independently checked the accuracy or completeness of, or otherwise verified, and accordingly are not passing upon, and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in, or incorporated by reference into, the Official Statement. However, as a result of such consideration and participation, nothing has come to our attention which causes us to believe that the Company Statements (excluding the financial statements, financial data, statistical data and supporting schedules contained or incorporated by reference therein, with respect to which we express no belief) as of their date contained or at the date hereof contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make such statements, in light of the circumstances under which they were made, not misleading;

IV. Exclusions

1. General Exclusions. We call your attention to the following matters as to which we express no opinion:

(a) Indemnification. Any agreement of the Company in the Bond Documents relating to indemnification, contribution or exculpation from costs, expenses or other liabilities that is contrary to public policy or applicable law;

(b) Fraudulent Transfer. The effect, if applicable, of fraudulent conveyance, fraudulent transfer and preferential transfer laws and principles of equitable subordination;

(c) Jurisdiction, Venue, etc. Any agreement of the Company in the Bond Documents to submit to the jurisdiction of federal or state courts located outside the State of Illinois, to waive any objection to the laying of the venue, to waive the defense of forum non conveniens in any action or proceeding referred to therein, to waive trial by jury, to effect service of process in any particular manner or to establish evidentiary standards, and any agreement of the Company regarding the choice of law governing a Bond Document (except as otherwise expressly provided in this opinion letter);

(d) Trust Relationship. The creation of any trust relationship by the Company on behalf of the Issuer;

(e) Certain Laws. State securities and Blue Sky laws or regulations, federal and state banking laws and regulations, pension and employee benefit laws and regulations, federal and state environmental laws and regulations, federal and state tax laws and regulations, federal and state health and occupational safety laws and regulations, building code, zoning, subdivision and other laws and regulations governing the development, use and occupancy of real property, federal and state antitrust and unfair competition laws and regulations, the Assignment of Claims Act of 1940, and the effect of any of the foregoing on any of the opinions expressed herein;

(f) Local Ordinances. The ordinances, statutes, administrative decisions, orders, rules and regulations of any municipality, county, special district or other political subdivision of the State of Illinois, other than to the extent expressly set forth in paragraphs III(H) and III(K) above; without limiting the foregoing, we express no opinion concerning the technical, operational or financial feasibility of operating the Project in accordance with applicable laws or the terms and conditions of any permits, licenses, approvals or authorizations which may be required by local municipal governments, nor do we express any opinion as to whether any property is in compliance with any laws and regulations relating to the construction, occupancy or use thereof (including, without limitation, zoning laws and building codes);

(g) Certain Agreements of the Company. Any agreement of the Company in the Bond Documents providing for:

(i) specific performance of any of the Company's obligations;

(ii) establishment of a contractual rate of interest payable after judgment;

(iii) the granting of any power of attorney;

(iv) survival of liabilities and obligations of any party under the Indenture arising after the effective date of termination thereof; or

(v) obligations to make an agreement in the future;

(h) Remedies. Any provision in the Bond Documents to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

(i) Sale of Collateral. Any provision in the Bond Documents relating to the sale or other disposition of personal property subject to the Indenture or the First Mortgage Supplemental Indenture except in compliance with the Uniform Commercial Code of the State of Illinois (the "Illinois UCC") (including any purchase thereof by the Trustee);

(j) Custody of Collateral. Any provisions in the Bond Documents for the care of collateral in the possession of the Trustee to the extent inconsistent with Section 9-207 of the Illinois UCC; and

(k) Waivers. Any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (collectively, a "Waiver") by the Company under the Bond Documents to the extent limited by Sections 1-102(3) or 9-602 of the Illinois UCC or other provisions of applicable law (including judicial decisions), except to the extent that such Waiver is effective under and is not prohibited by or void or invalid under Section 9-602 of Illinois UCC or other provisions of applicable law (including judicial decisions).

2. Exclusions as to Security Interests. We express no opinion with respect to title or priority of liens or security interests with regard to any property or the character of any particular property of the Company as constituting real or personal property under the Mortgage Act of the State of Illinois (765 ILCS 905/1) and any real or personal property not located in The Counties of Cook, Champaign, Ford, Grundy, Piatt, Kankakee, Livingston and Will, Illinois; and

3. Enforceability of Lien on Certain Types of Collateral. We express no opinion with respect to the enforceability of any lien on or security interest in any property as against a "buyer in the ordinary course of business" (within the meaning of Article 9 of the Illinois UCC) of such property.

V. Qualifications and Limitations

1. General Qualifications and Limitations. The opinions set forth above are subject to the following qualifications and limitations:

(a) Applicable Law. Our opinions are limited to the federal law of the United States and the laws of the State of Illinois, and we do not express any opinion concerning any other law. Without limiting the generality of the preceding sentence, the Insurance Agreement purports to be governed by the laws of the State of New York and for purposes of our opinions with respect to the Insurance Agreement in paragraphs III(E) and III(K) hereof we have assumed with your permission that the laws of the State of New York (including any administrative or judicial interpretation thereof) relevant to the Insurance Agreement and the transactions contemplated thereby are the same as such laws of the State of Illinois.

(b) Bankruptcy. Our opinions are subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, laws relating to preferences and fraudulent transfers or conveyances), reorganization, moratorium and other similar laws affecting creditors' rights generally.

(c) Equitable Principles. Our opinions are subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing. In applying such principles, a court, among other things, might limit the availability of specific equitable remedies (such as injunctive relief and the remedy of specific performance), might not allow a creditor to accelerate maturity of debt or exercise other remedies upon the occurrence of a default deemed immaterial or for non-credit reasons or might decline to order the Company to perform covenants in the Bond Documents. Further, a court may refuse to enforce a covenant if and to the extent that it deems such covenant to be violative of applicable public policy, including, for example, provisions requiring indemnification of the Issuer or the Trustee against liability for their own wrongful or negligent acts.

(d) Rights of Company to Cure. Our opinions in paragraphs III(D), III(E), III(G), and III(J) above with respect to the enforceability of, or the benefits provided by, the Mortgage or the First Mortgage Supplemental Indenture are further subject to the effect of the rights of the Company under Section 5/15-1602 of the Illinois Code of Civil Procedure (735 ILCS 5/15-1602) to cure defaults and reinstate the Mortgage once every five years.

(e) Unenforceability of Certain Provisions. Certain of the provisions contained in the Bond Documents may be unenforceable or ineffective, in whole or in part, but the inclusion of such provisions does not render the Bond Documents invalid as a whole, and the Indenture, the Bonds, the Mortgage, the First Mortgage Bonds and other Bond Documents contain, in our opinion, adequate remedial provisions for the ultimate practical realization of the principal benefits purported to be afforded thereby, subject to the other qualifications contained in this opinion letter. We note, however, that the unenforceability of such provisions may result in delays in enforcement of the rights and remedies of the Trustee under the Indenture and the Bonds, the First Mortgage Trustee under the Mortgage and the First Mortgage Bonds, and of other parties under other Bond Documents, and we express no opinion as to the economic consequences, if any, of such delays. Without limiting the foregoing, we express no opinion herein as to the legality, validity, binding nature or enforceability of the second and fourth sentences of Section 7.12 (Default by the Issuer-Limited Liability) of the Loan Agreement.

(f) Noncontravention and Governmental Approvals. With respect to the opinions expressed in paragraph III(L) hereof, our opinions are limited (i) to our knowledge of the Company's specially regulated business activities as an Illinois local gas distribution public utility and the Company's properties based solely upon the certificate of officers of the Company in respect of such matters and without any independent investigation or verification on our part and (ii) to our review of only those laws and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Bond Documents.

(g) Knowledge. For purposes of this opinion letter, the term "our knowledge" or "our attention" means the actual knowledge of the following attorneys of our firm working in connection with the issuance of the Bonds and the First Mortgage Bonds: Mark J. McGuire, John G. Nassos, Paul E. Fisher, Darryl R. Davidson, and Fred B. Jacobsen.

(h) Incorporated Documents. Except with respect to the enumerated documents filed by the Company with the Securities and Exchange Commission expressly incorporated by reference in Appendix A of the Official Statement under the heading "Incorporation of Certain Documents By Reference and Additional Information" (such documents, excluding the financial statements, financial data, statistical data and supporting schedules contained or incorporated by reference therein, are referred to herein as the "SEC Filings") this opinion does not relate to (and we have not reviewed) any documents or instruments other than those specifically listed in Part I of this opinion letter, and we express no opinion as to such other documents or instruments (including, without limitation, any documents or instruments referenced or incorporated in any of the documents listed in Part I of this opinion letter or incorporated by reference in the SEC filings) or as to the interplay between those documents and instruments we reviewed and any such other documents and instruments. The assurance given in the last paragraph of Section III of this opinion letter is given with the understanding that any statement contained in an SEC Filing will be deemed to be modified or superseded to the extent it has been modified or superseded in an SEC Filing subsequently filed with the Securities and Exchange Commission, that we have relied as to all factual matters on the Officer's Certificate, and that we have not independently checked the accuracy or completeness of, or otherwise verified, the accuracy, completeness or fairness of, the statements contained in the SEC Filings.

(i) Material Changes to Terms. Provisions in the Bond Documents which provide that any obligations of the Company thereunder will not be affected by the action or failure to act on the part of any other party thereto or by an amendment or waiver of the provisions contained in the other Bond Documents might not be enforceable under circumstances in which such action, failure to act, amendment or waiver so materially changes the essential terms of the obligations that, in effect, a new contract has arisen between the Company and such other party.

(j) Mathematical Calculations. We have made no independent verification of any of the numbers, schedules, formulae or calculations in documents presented in connection with the authentication and issuance of the Bonds or the First Mortgage Bonds, and we render no opinion with regard to the accuracy, validity or enforceability of any of them.

2. Qualifications and Limitations as to Security Interests. Our opinions in paragraphs III(D), III(E), III(G), III(I) and III(J) above are subject to the following:

(a) After-Acquired Property. A security interest in any real or personal property of the Company that constitutes after-acquired collateral does not attach until the Company has rights in such after-acquired collateral. With respect to interests in real property conveyed by deed, easement, license or similar instrument after the date of the First Mortgage Supplemental Indenture, (i) such deed, easement, license or similar instrument must be recorded in the recorder's office of the county in which the real property made subject to such instrument is located, and (ii) the Mortgage must be recorded (whether prior to or after such acquisition) in the recorder's office of the county in which such after-acquired property is located.

(b) Property Acquired after Commencement of Bankruptcy Case. In the case of property which becomes subject to the lien of the Indenture after the date hereof, Section 552 of the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code") limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

(c) After-acquired Property as Voidable Preference. In the case of property which becomes subject to the lien of the Indenture after the date hereof, Section 547 of the Bankruptcy Code provides that a transfer is not made until the debtor has rights in the property transferred, so a security interest in after-acquired property which is security for other than a contemporaneous advance may be treated as a voidable preference under the conditions (and subject to the exceptions) provided by Section 547 of the Bankruptcy Code.

(d) Rights of Third Parties in Certain Collateral. The rights of the Trustee with respect to property consisting of accounts, instruments, licenses, leases, contracts or other agreements will be subject to the claims, rights and defenses of the other parties thereto against the Company. Also, to the extent that the Company from time to time may have accounts receivable or profits derived from contracts for the furnishing of goods or services to the federal government or a political subdivision thereof (each such contract is referred to herein as a "Federal Contract"), the Assignment of Claims Act of 1940 limits the ability of a party to a Federal Contract to grant a security interest in contractual rights, including the right to payment of accounts receivable derived from such Federal Contract, and requires the consent of the federal government to any such security interest being granted.

(e) Licenses or Permits as Collateral. In the case of any property subject to the lien of the Mortgage which consists of licenses or permits issued by governmental authorities or other persons or entities, the Company may not have sufficient rights therein for the lien of the Mortgage to attach and, even if the Company has sufficient rights for the lien of the Mortgage to attach, the exercise of remedies may be limited by the terms of the license or permit or require the consent of the governmental authority issuing such license or permit.

VI. Reliance on Opinions

The foregoing opinions are being furnished to the Underwriters and the Issuer solely in connection with the authentication, issuance and delivery of the Bonds and the First Mortgage Bonds, and this opinion letter is not to be furnished to any other person or entity or used or relied upon for any other purpose without our prior written consent. The opinions set forth herein are made as of the date hereof, and we assume no obligation to supplement this opinion letter if any applicable laws change after the date hereof or if we become aware after the date hereof of any facts that might change the opinions expressed herein.

Very truly yours,

Enclosure (Officer's Certificate)

Exhibit F-1

Form of Opinion of Counsel to Insurer
to be delivered on the Closing Date

January 25, 2005

Illinois Finance Authority	The Peoples Gas Light and Coke Company
180 North Stetson Avenue	130 East Randolph Drive
Chicago, IL 60601	Chicago, IL 60601

Chapman and Cutler	The Bank of New York Trust Company, N.A.
111 West Monroe Street	2 North LaSalle Street
Chicago, IL 60603	Chicago, IL 60602

LaSalle Capital Markets,
A Division of ABN AMRO Financial Services, Inc.,
  as Representative of the Underwriters
181 West Madison
Chicago, IL 60602

Ladies and Gentlemen:

This opinion has been requested of the undersigned, a Vice President and an Assistant General Counsel of Ambac Assurance Corporation, a Wisconsin stock insurance corporation ("Ambac Assurance"), in connection with the issuance by Ambac Assurance of its Forward Commitment for Financial Guaranty Insurance No. FW27850 dated January 6, 2005 (the "Commitment"), relating to $50,000,000 in aggregate principal amount of Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, Series 2005A (The Peoples Gas Light and Coke Company Project) dated their date of issuance.

In connection with my opinion herein, I have examined the Commitment, such statutes, documents and proceedings as I have considered necessary or appropriate under the circumstances to render the following opinion, including, without limiting the generality of the foregoing, certain statements contained in the Official Statement of the Obligor dated January __, 2005 relating to the Obligations (the "Official Statement") under the headings "FINANCIAL GUARANTY INSURANCE POLICY" and "APPENDIX E - FORM OF FINANCIAL GUARANTY INSURANCE POLICY".

Based upon the foregoing and having regard to legal considerations I deem relevant, I am of the opinion that:

1. Ambac Assurance is a stock insurance corporation duly organized and validly existing under the laws of the State of Wisconsin and duly qualified to conduct an insurance business in the State of Illinois.

2. Ambac Assurance has full corporate power and authority to execute and deliver the Commitment and the Commitment has been duly authorized, executed and delivered by Ambac Assurance and constitutes a legal, valid and binding obligation of Ambac Assurance enforceable in accordance with its terms except to the extent that the enforceability (but not the validity) of such obligation may be limited by any applicable bankruptcy, insolvency, liquidation, rehabilitation or other similar law or enactment now or hereafter enacted affecting the enforcement of creditors' rights.

3. The execution and delivery by Ambac Assurance of the Commitment will not, and the consummation of the transactions contemplated thereby and the satisfaction of the terms thereof will not, conflict with or result in a breach of any of the terms, conditions or provisions of the Certificate of Authority, Articles of Incorporation or By-Laws of Ambac Assurance, or any restriction contained in any contract, agreement or instrument to which Ambac Assurance is a party or by which it is bound or constitute a default under any of the foregoing.

4. Proceedings legally required for the issuance of the Commitment have been taken by Ambac Assurance and licenses, orders, consents or other authorizations or approvals of any governmental boards or bodies legally required for the enforceability of the Commitment have been obtained; any proceedings not taken and any licenses, authorizations or approvals not obtained are not material to the enforceability of the Commitment.

5. The statements contained in the Official Statement under the heading "FINANCIAL GUARANTY INSURANCE POLICY", insofar as such statements constitute summaries of the matters referred to therein, accurately reflect and fairly present the information purported to be shown and, insofar as such statements describe Ambac Financial Group, Inc. and Ambac Assurance, fairly and accurately describe Ambac Financial Group, Inc. and Ambac Assurance.

6. The form of Policy contained in the Official Statement under the heading "APPENDIX E - FORM OF FINANCIAL GUARANTY INSURANCE POLICY" is a true and complete copy of the form of Policy.

The opinions expressed herein are solely for your benefit, and may not be relied upon by any other person.

Very truly yours,

Dwight Kwa
Vice President and
Assistant General Counsel

Exhibit F-2

Form of Opinion of Counsel to Insurer
to be delivered on the Settlement Date

June 1, 2005

Illinois Finance Authority	The Peoples Gas Light and Coke Company
180 North Stetson Avenue	130 East Randolph Drive
Chicago, IL 60601	Chicago, IL 60601

Chapman and Cutler	The Bank of New York Trust Company, N.A.
111 West Monroe Street	2 North LaSalle Street
Chicago, IL 60603	Chicago, IL 60602

LaSalle Capital Markets,
A Division of ABN AMRO Financial Services, Inc.,
  as Representative of the Underwriters
181 West Madison
Chicago, IL 60602

Ladies and Gentlemen:

This opinion has been requested of the undersigned, a Vice President and an Assistant General Counsel of Ambac Assurance Corporation, a Wisconsin stock insurance corporation ("Ambac Assurance"), in connection with the issuance by Ambac Assurance of a certain Financial Guaranty Insurance Policy and Endorsement thereto, effective as of the date hereof (the "Policy"), insuring $50,000,000 in aggregate principal amount of the Illinois Finance Authority (the "Obligor"), Gas Supply Refunding Revenue Bonds, Series 2005A (The Peoples Gas Light and Coke Company Project), dated their date of issuance (the "Obligations").

In connection with my opinion herein, I have examined the Policy, such statutes, documents and proceedings as I have considered necessary or appropriate under the circumstances to render the following opinion.

Based upon the foregoing and having regard to legal considerations I deem relevant, I am of the opinion that:

1. Ambac Assurance is a stock insurance corporation duly organized and validly existing under the laws of the State of Wisconsin and duly qualified to conduct an insurance business in the State of Illinois.

2. Ambac Assurance has full corporate power and authority to execute and deliver the Policy and the Policy has been duly authorized, executed and delivered by Ambac Assurance and constitutes a legal, valid and binding obligation of Ambac Assurance enforceable in accordance with its terms except to the extent that the enforceability (but not the validity) of such obligation may be limited by any applicable bankruptcy, insolvency, liquidation, rehabilitation or other similar law or enactment now or hereafter enacted affecting the enforcement of creditors' rights.

3. The execution and delivery by Ambac Assurance of the Policy will not, and the consummation of the transactions contemplated thereby and the satisfaction of the terms thereof will not, conflict with or result in a breach of any of the terms, conditions or provisions of the Certificate of Authority, Articles of Incorporation or By-Laws of Ambac Assurance, or any restriction contained in any contract, agreement or instrument to which Ambac Assurance is a party or by which it is bound or constitute a default under any of the foregoing.

4. Proceedings legally required for the issuance of the Policy have been taken by Ambac Assurance and licenses, orders, consents or other authorizations or approvals of any governmental boards or bodies legally required for the enforceability of the Policy have been obtained; any proceedings not taken and any licenses, authorizations or approvals not obtained are not material to the enforceability of the Policy.

The opinions expressed herein are solely for your benefit, and may not be relied upon by any other person.

Very truly yours,

Dwight Kwa
Vice President and
Assistant General Counsel

Commitment No. 27850

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